[GE LOGO OMITTED]

                                                      S&S PROGRAM
------------------------------------------------------------------

MUTUAL FUNDS
ANNUAL REPORT &
S&SP DISCLOSURE
DOCUMENT

DECEMBER 31, 1998

                            UNDERSTANDING YOUR REPORT

                                                      PAGE
--------------------------------------------------------------------------------

A LETTER FROM THE PRESIDENT ...........................  1
   John Myers on market events

REVIEW OF PERFORMANCE AND
SCHEDULES OF INVESTMENTS
   Portfolio managers discuss your
   Funds' results in 1998

   S&S PROGRAM MUTUAL FUND ............................  3

   S&S LONG TERM INTEREST FUND ........................  9

NOTES TO PERFORMANCE .................................. 17

NOTES TO SCHEDULES OF INVESTMENTS ..................... 18

FINANCIAL STATEMENTS
   Financial Highlights ............................... 19
   Notes to Financial Highlights ...................... 20
   Statements of Assets and Liabilities,
   Operations, and Changes in Net Assets .............. 21

NOTES TO FINANCIAL STATEMENTS ......................... 24

INDEPENDENT AUDITORS' REPORT .......................... 29

GE S&S PROGRAM
SUPPLEMENTARY INFORMATION ............................. 30

SCHEDULES OF INVESTMENTS

   S&S SHORT TERM INTEREST FUND ....................... 31

   S&S MONEY MARKET FUND .............................. 33

SUPPLEMENTAL INFORMATION* 34 Illustrations of the relative market value of investments offered under the S&S Program based on historical earnings.

DISCLOSURE STATEMENT .................................. 36
   Information about the S&S Program investment alternatives.

S&S MUTUAL FUNDS'
INVESTMENT TEAM ....................................... 48

SHAREHOLDER SERVICES ....................INSIDE BACK COVER
   How you can obtain more information


* THE SUPPLEMENTAL INFORMATION PART OF THIS DOCUMENT CONSTITUTES PART
  OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.


                             HIGHLY RATED S&S FUNDS

                             MORNINGSTAR RATINGS(TM)
                            THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------
                           NUMBER
    FUND                  OF FUNDS              STAR
 (CATEGORY)              IN CATEGORY           RATING
--------------------------------------------------------------------------------
S&S PROGRAM MUTUAL -- (Domestic Equity)
--------------------------------------------------------------------------------
      Overall               2802           [STAR] [STAR] [STAR] [STAR] [STAR]
      3 year                2802           [STAR] [STAR] [STAR] [STAR] [STAR]
      5 year                1702           [STAR] [STAR] [STAR] [STAR] [STAR]
      10 year                732           [STAR] [STAR] [STAR] [STAR]

--------------------------------------------------------------------------------
S&S LONG TERM INTEREST -- (Taxable Bonds)
--------------------------------------------------------------------------------
      Overall               1488           [STAR] [STAR] [STAR] [STAR] [STAR]
      3 year                1488           [STAR] [STAR] [STAR] [STAR]
      5 year                 987           [STAR] [STAR] [STAR] [STAR]
      10 year                368           [STAR] [STAR] [STAR] [STAR] [STAR]
--------------------------------------------------------------------------------



Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its investment class on a scale of one to five stars through the evaluation of the historical balance of risk and return after 3 years' performance.

Morningstar proprietary ratings reflect historical risk-adjusted performance through December 31, 1998. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee and sales charge adjustments) in excess of 90-day T-bill returns and a risk factor that reflects fund performance below 90-day T-bill returns. The top ten percent of the funds in a rating category receive five stars and the next 22.5% receive four stars.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------

                                                     A LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

DEAR SHAREHOLDER,

We are pleased to provide you with the 1998 S&S Funds Annual Report.

1998 was a year of unusually high volatility for the financial markets. The S&P 500 Index of large cap stocks posted an unprecedented fourth consecutive year of 20%+ returns, finishing the year at 28.7%, while the Russell 2000 small cap-stock index posted a return of negative 2.6% thus recording the largest negative divergence with large caps ever. Internationally, European markets were up 28%; Japan returned 5% in U.S. dollars but was down 9% in local currency; and emerging market stock indices were down 25.3%! Although the large-cap U.S. equity market was up strongly, individual stock performance was very concentrated. The twenty top performers, led by technology stocks such as Microsoft, Dell, Lucent, etc., accounted for about two-thirds of the S&P 500's total performance, and only 17% of U.S. equity funds outperformed the S&P 500 Index as the average U.S. stock fund was up 14.5%.

                             PERFORMANCE HIGHLIGHTS

Both S&S Program Mutual Fund and S&S Long Term Interest Fund posted strong performance results in 1998. S&S Program Mutual Fund finished the year with a 23.78% return and rated in the top 30% of its Lipper peer group for the 1, 5, and 10 year periods. S&S Long Term rated in the top 27% of its peers for 1998 with a return of 8.49% and achieved impressive rankings in the top 3% and 1% of its peers for the 5 and 10 year periods, respectively. Additionally, both funds received favorable Morningstar ratings as presented on the inside front cover of this report. The average returns for each applicable Lipper category and complete details on each fund's performance can be found on the performance review pages included in this report.

                                 MARKET OVERVIEW

The past several years have been a very positive environment for financial markets. Traditional long-term U.S. stock returns normally in the range of 10-12% have been significantly exceeded with average returns of 17.5% in the 80's and 16.2% so far in the 90's. The last 4 years in particular have set new standards averaging 30.5%. These incredible returns have not only been in stocks but also in long term government bonds which posted returns of 12.6% in the 80's and 10.0% in the 90's versus historic averages of 6-7%. This has been due to a number of positive factors. Since the fall of the Iron Curtain, we have experienced a disinflationary peacetime economy with corresponding low interest rates, strong consistent economic growth, excellent productivity gains and rising corporate profitability. This has led to unprecedented high historic valuation levels on almost any basis of measurement-dividend yields, price to book, price to sales, or price to earnings ratios. One might argue, however, that the current technology innovations and increased services content of the economy should lead us to evaluate valuations differently in this "new era", similar to what occurred in the late 1800's during the industrial revolution.

The U.S. Federal Reserve Bank reduced interest rates three times during late 1998 and 63 other central banks around the world followed suit. These actions put liquidity back into world markets and stabilized the emerging market economic crises in Asia, Russia and Latin America. It also calmed the turmoil in global markets during the third quarter triggered by the near collapse of a large hedge fund, Long Term Capital. As a result, the S&P 500, which had fallen nearly 20% from its peak levels in August, recovered all of its losses and finished the year strong.
                                 MARKET OUTLOOK

Looking ahead, a number of positive factors continue. Commodity prices are at 25-year lows and there are few signs that they will significantly increase.

[PHOTO OF JOHN MYERS OMITTED]

--------------------------------------------------------------------------------

The "Supertanker America" U.S. growth engine seems likely to continue, albeit at a more moderate 2-3% rate but still positive. New investment dollars continue to move into the market through 401(k) plans and mutual funds and as foreign pension plans increase their equity allocations. The U.S. market should be a beneficiary of those new flows as well. Finally, business merger and acquisition activity, especially in Europe, is booming.

On the cautionary side, valuations continue to be high and there is more worldwide producing capacity than there is demand. Bottom-up analyst expectations of double digit earnings growth of 15% will not be realized and there will be continued high volatility and narrow market breath as many companies will disappoint. S&P 500 earnings, however, should still be positive around the 4-5% level which, together with 1.5-2% dividends, should result in positive gains for the year closer to historic levels.

The principal wild cards impacting this outlook continue to be outside the U.S. We are watching Japan where their economic crisis has been exacerbated by rising interest rates, a strengthening yen, and continued weak consumer demand. We are also monitoring developments in Brazil where recent events could become a negative catalyst for other world markets if they cannot get their social benefits structure in order.

The volatility in 1998 underscores the danger of trying to market time and reliance on back-tested investment models (e.g., Long Term Capital) that tell you what has already happened and may not be a good indicator of what will happen in the future. Maintaining a well-diversified portfolio is even more important when markets are volatile and the economic outlook uncertain. Equities have the potential to be the best performing long-term asset class, although returns over the next few years will most likely not equal the levels they have been at for the past four. Stock selection will be a major factor in performance as we expect small and mid-cap stocks to narrow the historic high variances with large-caps. Fixed income investments (whether taxable or tax-exempt) typically match the goal of current income and can provide some moderate growth of capital as well. The basic rules still apply-know your investment objectives and your tolerance for risk, then spend as much time and diligence investing your money as you spent earning it. These held true in 1998 and we would recommend that you consider them in your investment plans in the future.

On a final note, many shareholders have inquired about the impact the year 2000
(Y2K) may have with respect to their financial investments and recordkeeping. We have incorporated Y2K readiness capability into our analysis processes for the investment portfolios. In addition, we have been engaged in a multi-year effort to address Y2K date-related issues in a broad range of areas including applications, process-enabling systems and facilities. We also benefit from the Y2K efforts of our parent, General Electric Company, which systematically monitors the implementation of the Y2K programs of all GE businesses and facilitates the sharing of best practices. With respect to third-party systems, GE Investments like many similar companies, must largely rely on the efforts and affirmations of others; however, we continue to work closely in partnership with our most critical vendor, State Street Bank and Trust Company. Although the interaction of various software and hardware elements is highly complex -- and the possibility of Y2K related problems cannot be totally eliminated -- GE Investments believes it is taking appropriate steps.

Sincerely,



/S/SIGNATURE
John Myers
President and Chief Executive Officer
GENERAL ELECTRIC INVESTMENT CORPORATION

JOHN MYERS IS A SEASONED VETERAN OF GE'S FINANCIAL COMMUNITY AND OF GE INVESTMENTS. JOHN, PREVIOUSLY EXECUTIVE VICE PRESIDENT OF GE INVESTMENTS, BEGAN HIS GE CAREER IN 1970 AFTER SERVING AS AN OFFICER IN THE U.S. NAVY. HE PROGRESSED THROUGH SEVERAL GLOBAL FINANCIAL ASSIGNMENTS IN GE CORPORATE STAFF AND GE POWER SYSTEMS BEFORE JOINING GE INVESTMENTS IN 1986. JOHN SERVES ON THE BOARD OF DIRECTORS OF PROMUS HOTELS CORPORATION. HE HOLDS A B.S. IN MATHEMATICS FROM WAGNER COLLEGE, WHERE HE SERVES ON THE BOARD OF TRUSTEES.

                                                         S&S PROGRAM MUTUAL FUND
--------------------------------------------------------------------------------

Q&A

GENE BOLTON IS RESPONSIBLE FOR THE OVERALL MANAGEMENT OF THE U.S. EQUITY OPERATION AT GE INVESTMENTS WITH TOTAL ASSETS OF OVER $33 BILLION. HIS RESPONSIBILITIES INCLUDE OVERSEEING THE PORTFOLIO MANAGEMENT TEAM OF THE S&S PROGRAM MUTUAL FUND. GENE JOINED GE IN 1964. AFTER COMPLETING GE'S FINANCIAL MANAGEMENT PROGRAM, HE HELD A NUMBER OF FINANCIAL AND STRATEGIC PLANNING POSITIONS IN THE U.S. AND EUROPE. JOINING GE INVESTMENTS IN 1984 AS CHIEF FINANCIAL OFFICER, HE MOVED TO EQUITIES AS A PORTFOLIO MANAGER IN 1986 AND WAS NAMED TO HIS PRESENT POSITION IN 1991. GENE IS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. HE ALSO SERVES AS A TRUSTEE OF THE INVESTMENT MANAGEMENT WORKSHOP, SPONSORED BY THE ASSOCIATION FOR INVESTMENT MANAGEMENT AND RESEARCH. GENE IS A GRADUATE OF MUNDELEIN COLLEGE WITH A B.A. IN BUSINESS AND MANAGEMENT.

Q. HOW DID THE S&S PROGRAM MUTUAL FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?
A. The S&S Program Mutual Fund posted a total return of 23.78%. This compares to 28.70% return for the S&P 500 Index. Our Lipper peer group of 863 Growth and Income funds posted an average return of 16.98% for the same period.

Q.   WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?
A. The S&P 500 Index outperformed the fund in a narrow market where a few large companies, notably in the technology sector, did extremely well. Investors gave these companies high valuations and, although the fund includes strong technology stocks such as Cisco Systems, Sun Microsystems, EMC and International Business Machines, it was underweighted in the sector because of valuation concerns.

Q.   WHICH INVESTMENTS STAND OUT?
A. Strong performances by consumer stocks helped the fund outperform its peers. Healthcare issues such as Allergan, Merck and Watson Pharmaceuticals did well because their earnings growth remained strong while earnings slowed in other sectors. With consumer confidence high and unemployment low, holdings in home improvement retailers Home Depot and Lowes Cos, retailers Wal-Mart Stores and Dayton Hudson, and Comcast, a media company, posted excellent returns. In contrast, the fund's energy sector holdings underperformed because oil prices stayed low longer than expected. We remain hopeful that factors such as colder weather, production cutbacks within the Organization of Petroleum Exporting Countries, and a possible increase in demand from Asia may reverse the inventory overhang and resulting oil price weakness in 1999.

Q.   HAVE YOU MADE ANY CHANGES TO THE PORTFOLIO?
A. In early 1999, we made some changes to the portfolio's structure. These changes should generate better returns without altering the fund's basic investment objectives. The fund remains balanced between value and growth stocks. The bulk of the fund's assets moved from utilizing four portfolio managers to the two most senior managers. This resulted in a portfolio that is more concentrated, with holdings declining from 250 companies to approximately 160. We also added a research portfolio component, comprising about 15% of the fund. This component reflects the best ideas of our research analysts, who have been managing a very successful broad research portfolio for the past seven years. The fund will use a more concentrated version of the research portfolio - with approximately 60 companies. The goal is to amplify positions that the two portfolio managers already own. This places more emphasis on stock selection, which has been our strength historically, rather than sector allocation. We believe these changes will set the stage for better performance going forward. We will continue to focus on fundamental research and stock selection, with more concentration in fewer stocks that we believe have the best potential to outperform the market over the longer term.

Q.   WHAT IS YOUR OUTLOOK FOR THE FUND IN 1999?
A. We foresee a reasonably healthy United States economy fueled by low inflation, high consumer confidence, job growth and another federal budget surplus. Although domestic and global growth may slow, signs of recession are few. However, businesses will find it challenging to raise prices. In this environment, shareholders will reward companies that can increase revenues and profits consistently without the benefit of higher prices.

[PHOTO OF GENE BOLTON OMITTED]

                                                         S&S PROGRAM MUTUAL FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                              [LINE GRAPH OMITTED]

[PLOT POINTS]
         S&S PROGRAM MUTUAL       S&P 500
`88             $10,000          $10,000
`89              13,010           13,130
`90              12,646           12,710
`91              16,338           16,586
`92              17,668           17,863
`93              19,695           19,668
`94              19,348           19,943
`95              26,462           27,442
`96              32,562           33,783
`97              43,330           45,030
`98              53,599           57,953

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998

                      ONE      FIVE       TEN
                     YEAR      YEAR      YEAR
--------------------------------------------------------------------------------
S&S Program Mutual  23.78%     22.18%   18.28%

S&P 500 Index       28.70%     24.08%   19.21%


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE
 A Fund designed for investors who seek long-term growth of capital and income.
    The Fund invests principally in domestic common stocks or in securities convertible into common stocks. Cash, preferred stocks, bonds and foreign securities can also be held.
--------------------------------------------------------------------------------

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/98
                          GROWTH AND INCOME PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

      Fund's rank in peer group: ........   255      68      19

      Number of Funds in peer group: ....   863     350     153

      Peer group average total return: ..  16.98%  18.94%  15.63%

      Lipper categories in peer group: ..     GROWTH AND INCOME,
                                                 S&P 500 INDEX

      * SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                            TOP TEN LARGEST HOLDINGS
                          AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 1998
--------------------------------------------------------------------------------
Citigroup Inc.                           2.70%
--------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                 2.39%
--------------------------------------------------------------------------------
Merck & Co. Inc.                         2.37%
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.         2.31%
--------------------------------------------------------------------------------
International Business Machines          2.03%
--------------------------------------------------------------------------------
AlliedSignal Inc.                        1.92%
--------------------------------------------------------------------------------
Airtouch Communications Inc.             1.67%
--------------------------------------------------------------------------------
First Data Corp.                         1.62%
--------------------------------------------------------------------------------
Exxon Corp.                              1.60%
--------------------------------------------------------------------------------
Abbott Laboratories                      1.55%
--------------------------------------------------------------------------------

SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                             S&S PROGRAM MUTUAL FUND

                               [PIE CHART OMITTED]
                               TRANSPORTATION 1.7%
                                 CONSUMER 16.9%
                            FINANCIAL SERVICES 16.0%
                                HEALTHCARE 14.8%
                                TECHNOLOGY 14.4%
                               CAPITAL GOODS 9.4%
                                 UTILITIES 9.0%
                                   ENERGY 6.9%
                                RETAIL TRADE 5.3%
                                CASH & OTHER 3.4%
                              BASIC MATERIALS 2.2%

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 96.3%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.2%

Air Products & Chemicals Inc. ... 307,598 $     12,304
Airgas Inc. ..................... 249,386        2,229(a)
Avery Dennison Corp. ............ 140,569        6,334
Barrick Gold Corp. .............. 310,694        6,059
Du Pont de Nemours (E.I.)
   & Co. ........................ 476,280       25,273
Fort James Corp. ................  59,535        2,381
Great Lakes Chemical Corp. ......  82,687        3,308
Mead Corp. ...................... 215,649        6,321
Monsanto Co. ....................  40,265        1,973(a)
Morton International Inc. ....... 458,089       11,223
Newmont Mining Corp. ............ 534,638        9,657
Placer Dome Inc. ................  39,690          456
Rayonier Inc. ................... 161,604        7,424
Union Camp Corp. ................  36,382        2,456
                                                97,398

[GRAPHIC OMITTED] CAPITAL GOODS-- 9.4%

AlliedSignal Inc. ..............1,893,802       83,919
Deere & Co. ....................  291,060        9,641
Dover Corp. ....................1,769,945       64,824
Emerson Electric Co. ...........  685,675       41,483
Hubbell Inc. (Class B) .........  815,630       30,994
Lockheed Martin Corp. ..........  115,761        9,811
Martin Marietta Materials Inc. .  456,574       28,393
Masco Corp. ....................  562,472       16,171
Molex Inc. (Class A) ...........  406,822       12,968
Textron Inc. ...................  558,521       42,413
Tyco International Ltd. ........   13,228          998


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
United Technologies Corp. ......  232,491  $    25,283
Waste Management Inc. ..........  929,431       43,335
                                               410,233

[GRAPHIC OMITTED] CONSUMER - CYCLICAL-- 9.1%

ACNielsen Corp. ................  275,515        7,783(a)
Carnival Corp. (Class A) .......  284,445       13,653
Catalina Marketing Corp. .......  201,758       13,795(a)
Cendant Corp. ..................   96,447        1,839(a)
Comcast Corp. (Class A) ........  640,862       37,611
Federal-Mogul Corp. ............   33,075        1,968
Ford Motor Co. .................  195,142       11,452
Gannett Inc. ...................  631,018       40,701
General Motors Corp. ...........   36,052        2,580
Harman International
   Industries Inc. .............  107,825        4,111
Interpublic Group Cos. Inc. ....  556,208       44,358
ITT Industries Inc. ............   33,072        1,315
Knight-Ridder Inc. .............  330,883       16,916
McDonald's Corp. ...............  325,326       24,928
NTL Inc. .......................  749,035       42,274(a)
Stanley Works ..................  102,530        2,845
Tele-Communications Inc.
   (Series A) ..................  605,270       33,479(a)
Tele-Communications Inc.
   Liberty Media Group
   (Series A) ..................  267,908       12,341(a)
Tele-Communications TCI
   Ventures Group (Series A) ...  304,291        7,170(a)
Time Warner Inc. ...............  224,910       13,958
Walt Disney Co. ................  984,070       29,522
Xerox Corp. ....................  285,570       33,697
                                               398,296

CONSUMER - STABLE -- 7.9%

Anheuser Busch Cos. Inc. .......  498,903       32,740
Archer-Daniels-Midland Co. .....  277,830        4,775
Avon Products Inc. .............  598,593       26,488
Bestfoods ......................  241,977       12,885
Coca-Cola Co. ..................   23,946        1,601
Colgate-Palmolive Co. ..........  131,412       12,205
Conagra Inc. ...................  194,442        6,125
General Mills Inc. .............  119,070        9,258
Gillette Co. ...................   91,684        4,429
Hershey Foods Corp. ............   53,912        3,353
Kimberly Clark Corp. ...........  519,013       28,286
Nestle S.A. (Regd.) ............    3,969        8,639
Pepsico Inc. ...................1,079,236       44,181
Philip Morris Cos. Inc. ........1,154,185       61,749


----------
See Notes to Schedules of Investments and Financial Statements.

             S&S PROGRAM MUTUAL FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Procter & Gamble Co. ...........  278,359   $   25,418
Ralston Purina Co. .............  529,200       17,133
Sara Lee Corp. .................1,114,628       31,419
Sysco Corp. ....................  158,892        4,360
Unilever N.V. ..................   84,341        6,995
                                               342,039

ENERGY -- 6.9%

Anadarko Petroleum Co. .........  271,215        8,374
Baker Hughes Inc. ..............  570,545       10,091
British Petroleum PLC ADR ......  161,396       15,333
Burlington Resources Inc. ......  687,467       24,620
Chevron Corp. ..................  149,831       12,427
Elf Aquitaine S.A. ADR .........   53,912        3,053
Exxon Corp. ....................  952,230       69,632
Halliburton Co. ................  178,605        5,291
Mobil Corp. ....................  427,659       37,260
Nabors Industries Inc. .........  281,138        3,813(a)
Royal Dutch Petroleum
   Co. ADR .....................  639,803       30,630
Schlumberger Ltd. ..............  886,410       40,886
Texaco Inc. ....................  229,408       12,130
Tosco Corp. ....................  110,669        2,863
Total S.A. ADR .................   99,225        4,936
Unocal Corp. ...................  637,620       18,610
USX-Marathon Group .............   66,150        1,993
                                               301,942

[GRAPHIC OMITTED] FINANCIAL ---10.7%

American Express Co. ...........  475,422       48,612
AmSouth Bancorp. ...............   72,765        3,320
Associates First Capital
   Corp. (Class A) .............  476,358       20,186
Bank of New York Inc. ..........  211,680        8,520
BankAmerica Corp. ..............  397,076       23,874
BankBoston Corp. ...............  436,589       17,000
Chase Manhattan Corp. ..........  380,290       25,883
Citigroup Inc. .................2,376,179      117,621
Countrywide Credit Industries ..   73,427        3,685
Crestar Financial Corp. ........      239           17
Edwards A.G. Inc. ..............  109,941        4,095
Federal National
   Mortgage Assoc. .............1,362,202      100,803
First Union Corp. ..............  132,300        8,046
Morgan Stanley, Dean Witter ....  379,370       26,935
National City Corp. ............  218,294       15,826
State Street Corp. .............  195,144       13,575(h)
T. Rowe Price & Associates .....   79,380        2,719
United States Bancorp. .........  264,798        9,400
Wells Fargo & Co. ..............  380,360       15,191
                                               465,308


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------

[GRAPHIC OMITTED] HEALTHCARE-- 14.8%

Abbott Laboratories ............1,377,772   $   67,511
Allergan Inc. ..................  461,396       29,875
American Home Products Corp. ...  628,426       35,388
Amgen Inc. .....................   99,225       10,375(a)
Bristol-Myers Squibb Co. .......  779,643      104,326
Cardinal Health Inc. ...........  818,523       62,105
Dentsply International Inc. ....  190,115        4,895
Eli Lilly & Co. ................   61,453        5,462
Henry Schein Inc. ..............   95,918        4,292(a)
Johnson & Johnson ..............  798,960       67,013
Lincare Holdings Inc. ..........  218,295        8,855(a)
Merck & Co. Inc. ...............  700,860      103,508
Omnicare Inc. ..................   84,077        2,922
Pfizer Inc. ....................  327,443       41,074
Pharmacia & Upjohn Inc. ........  350,596       19,853
Schering Plough Corp. ..........  383,666       21,198
Shire Pharmaceuticals Group
   PLC ADR .....................   76,073        1,540(a)
Sybron International Corp. .....  357,211        9,712(a)
Tenet Healthcare Corp. .........  343,980        9,029(a)
Watson Pharmaceuticals Inc. ....  575,505       36,185(a)
                                               645,118

INSURANCE -- 5.4%

American International
   Group Inc. ..................  407,233       39,349
Berkshire Hathaway Inc.
   (Class B) ...................   25,040       58,844(a)
Chicago Title Corp. ............    2,778          130
Hartford Financial Services
   Group Inc. ..................  132,300        7,260
Jefferson-Pilot Corp. ..........   26,104        1,958
Lincoln National Corp. .........  205,104       16,780
Loews Corp. ....................  297,476       29,227
Marsh & McLennan Cos. Inc. .....  493,281       28,826
Progressive Corp. ..............   29,806        5,048
Provident Cos. Inc. ............  489,510       20,315
Reliastar Financial Corp. ......  178,868        8,250
St. Paul Cos. Inc. .............  218,294        7,586
UNUM Corp. .....................  211,152       12,326
                                               235,899

RETAIL TRADE -- 5.4%

Costco Cos. Inc. ...............  186,892       13,491(a)
CVS Corp. ......................  124,282        6,836
Dayton Hudson Corp. ............  792,289       42,982
Federated Department
   Stores Inc. .................  275,124       11,985(a)

----------
See Notes to Schedules of Investments and Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Home Depot Inc. ................  804,649   $   49,234
Lowes Cos. Inc. ................  456,437       23,364
Rite Aid Corp. .................   79,380        3,934
Sears Roebuck & Co. ............  350,595       14,900
Wal-Mart Stores Inc. ...........  770,648       62,760
                                               229,486

TECHNOLOGY - ELECTRONICS & EQUIPMENT-- 7.9%

3Com Corp. .....................   85,995        3,854(a)
Analog Devices Inc. ............  340,673       10,688(a)
Applied Materials Inc. .........  277,832       11,860(a)
Cisco Systems Inc. .............  587,347       54,513(a)
Hewlett Packard Co. ............  339,018       23,159
Intel Corp. ....................  505,716       59,959
International Business
   Machines ....................  478,924       88,481
Northern Telecom Ltd. ..........  330,750       16,579
Perkin Elmer Corp. .............   17,056        1,664
Pitney Bowes Inc. ..............  601,502       39,737
Storage Technology Corp. .......  133,954        4,764(a)
Sun Microsystems Inc. ..........  335,711       28,745(a)
                                               344,003

TECHNOLOGY - SOFTWARE & SERVICES -- 5.9%

Adobe Systems Inc. .............   54,574        2,551
Automatic Data Processing Inc. .  543,158       43,555
Computer Sciences Corp. ........  184,847       11,911
EMC Corp. ......................  398,885       33,905(a)
Equifax Inc. ...................1,451,993       49,640
First Data Corp. ...............2,227,605       70,587
Hyperion Solutions Corp. .......   67,804        1,221(a)
Microsoft Corp. ................  183,898       25,504(a)
Reuters Holdings PLC ADR .......  297,940       18,882
                                               257,756

TRANSPORTATION -- 1.7%

Burlington Northern Santa Fe ...  949,254       32,037
Canadian Pacific Ltd. ..........  433,349        8,180
Continental Airlines Inc.
   (Class B) ...................  423,889       14,200(a)
Delta Air Lines Inc. ...........  337,366       17,543
Pittston Brinks Group ..........   79,379        2,530
                                                74,490

[GRAPHIC OMITTED] UTILITIES -- 9.0%

Airtouch Communications Inc. ...1,010,441       72,878(a)
American Electric Power Inc. ...  264,600       12,453
American Telephone &
   Telegraph Corp. .............  347,817       26,173


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Bell Atlantic Corp. ............  552,353   $   29,275
BellSouth Corp. ................  125,684        6,269
Cincinnati Bell Inc. ...........   29,764        1,125
CMS Energy Corp. ...............  300,983       14,579
Duke Energy Corp. ..............  370,440       23,731
Edison International ...........  406,823       11,340
El Paso Energy Corp. ...........  186,212        6,483
Florida Progress Corp. .........  185,220        8,300
FPL Group Inc. .................  171,989       10,599
Frontier Corp. .................  165,375        5,623
GTE Corp. ......................  310,906       20,209
MCI WorldCom Inc. ..............  405,983       29,129(a)
New Century Energies Inc. ......  198,447        9,674
Northern States Power Co. ......  198,450        5,507
Peco Energy Co. ................   52,920        2,203
SBC Communications Inc. ........1,169,202       62,698
Sprint Corp. ...................  118,077        9,933
Sprint Corp. ...................   66,150        1,530(a)
Texas Utilities Co. ............  198,450        9,265
U.S. WEST Inc. .................  218,295       14,107
                                               393,083

TOTAL COMMON STOCK
   (COST $2,687,992) ...........             4,195,051


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
CONVERTIBLE BOND -- 0.0%
--------------------------------------------------------------------------------
Ames Department Stores Inc.
     (COST $ 352) .............. $     79            0(a)


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
--------------------------------------------------------------------------------
Microsoft Corp. (Series A),
   (COST $ 20,961) .............  249,716       24,410

TOTAL INVESTMENTS IN SECURITIES
   (COST $2,709,305) ...........             4,219,461

-----------
See Notes to Schedules of Investments and Financial Statements.

             S&S PROGRAM MUTUAL FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.0%
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES -- 0.7%

Federal Home Loan Bank
4.96%      01/22/99 ............. $15,000     $ 14,959
Federal National Mortgage Assoc.
4.95%      01/27/99 .............  15,000       14,948
                                                29,907

REPURCHASE AGREEMENT -- 2.3%

State Street Bank and Trust Co.
4.70%      01/4/99 ..............  99,245       99,245
(dated 12/31/98, proceeds
$99,297 collateralized by
$101,231 U.S. Treasury
Notes, 7.875%, 08/15/01)

TOTAL SHORT-TERM INVESTMENTS
   (COST $129,152) ..............              129,152

OTHER ASSETS AND LIABILITIES,
   NET 0.1% .....................                5,271
                                            ----------

NET ASSETS-- 100% ...............           $4,353,884
                                            ==========

[GRAPHIC OMITTED] ICONS REPRESENT THE TOP FIVE INDUSTRY WEIGHTINGS IN THE S&S PROGRAM MUTUAL FUND AT DECEMBER 31, 1998.


---------
See Notes to Schedules of Investments and Financial Statements.

                                                     S&S LONG TERM INTEREST FUND
--------------------------------------------------------------------------------

Q&A

ROBERT MACDOUGALL LEADS THE FIXED INCOME TEAM AT GE INVESTMENTS. ASSETS UNDER MANAGEMENT EXCEED $29 BILLION. HIS RESPONSIBILITIES INCLUDE MANAGEMENT OF THE S&S LONG TERM INTEREST FUND. BOB JOINED GE INVESTMENTS IN 1986 AS MUTUAL FUND PORTFOLIO MANAGER, BECAME SENIOR VICE PRESIDENT - FIXED INCOME IN 1992 AND WAS NAMED TO HIS PRESENT POSITION IN 1997. PREVIOUSLY HE WAS WITH GE'S CORPORATE TREASURY OPERATION, MANAGING THE COMPANY'S $2 BILLION PORTFOLIO OF MARKETABLE SECURITIES AND SUPPORTING THE TREASURER IN DEBT MANAGEMENT AND CAPITAL STRUCTURE PLANNING. PRIOR TO THAT, BOB HELD VARIOUS FINANCIAL MANAGEMENT POSITIONS SINCE JOINING GE IN 1973. HE HOLDS BACHELOR'S AND MASTER'S DEGREES IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF MASSACHUSETTS.

Q. HOW DID THE S&S LONG TERM INTEREST FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?
A. The S&S Long Term Interest Fund posted a return of 8.49%. This compares with a 8.67% return for the Lehman Brothers Aggregate Bond Index. Our Lipper peer group of 136 Intermediate U.S. Taxable Bond funds posted an average return of 7.81% for the same period.

Q. WHAT HAPPENED IN THE FIXED INCOME MARKETS DURING THE ONE-YEAR PERIOD ENDED DECEMBER 31, 1998?
A. The past twelve months have seen a nice rally in the bond market. Yields on 30 year U.S. Treasury Bonds fell 82 basis points (0.80%) from 5.92% to 5.10%. Similar declines occurred on Treasuries of shorter maturities as well. During the first half of the year the Federal Reserve, concerned about the tight labor market, had a bias to raise interest rates to help slow our economy and prevent an acceleration of inflation. Uncertainty about the impact of the Asian crisis and whether it would spread to other regions of the world kept the Fed on the sidelines. As the Asian financial crisis worsened and spread to Russia and Latin America, investors were increasingly attracted to the U.S. Treasury market's quality, liquidity and value. Signs of a slowing of domestic economic activity and continued low inflation, together with the global market turmoil, prompted the Federal Reserve to ease monetary policy on three occasions during the fall. Not all sectors of the fixed income market fared well. Declining interest rates prompted many homeowners to refinance their mortgages. This had a dampening effect on the price performance of securities backed by home mortgages. The mortgage sector, as measured by the Lehman Brothers Mortgage Index returned 6.96% for the one-year period ended December 1998 compared with a 10.03% return for the Treasury index. Corporate and other non-U.S. government bonds were hit with fears of "repayment" risk. For years investors have increasingly "reached for yield" by buying lower rated corporates and driving credit spreads tighter and tighter. After the Russian debt default in August, the markets reassessed - and repriced - the credit risk premiums in the corporate bond market. Lower quality bonds were sold in favor of high quality U.S. Treasuries. This "flight to quality" pushed corporate yields up while driving Treasury yields down. The yield differential, or spread, widened in some cases to levels not seen since the 1990-91 recession. During this period there was an inverse correlation between yield and return. The lowest yielding sectors (Treasuries) outperformed higher yielding corporates and mortgages.

Q.   WHAT WERE THE KEY DRIVERS OF FUND PERFORMANCE?
A. Anticipating the decline in interest rates we maintained a longer duration (interest rate exposure) than the market. This plus good security selection in the mortgage-backed sector, helped performance. The widening of corporate bond spreads was a negative.

Q.   WHAT IS YOUR OUTLOOK FOR THE BOND MARKET?
A. Despite the low level of interest rates we believe that bonds continue to offer good value on both a fundamental (real) basis as well as a relative (to other asset classes) basis. Inflation remains low and well controlled, fiscal policy is supportive and monetary policy has been effective. The widening of mortgage and credit spreads has presented many opportunities for value in these sectors. We believe that high quality bonds will continue to play an important role in a well balanced portfolio.

[PHOTO OF ROBERT MACDOUGALL OMITTED]

                                                     S&S LONG TERM INTEREST FUND
--------------------------------------------------------------------------------

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                              [LINE GRAPH OMITTED]

[PLOT POINTS]
         S&S LONG TERM    LB AGGREGATE
`88          $10,000       $10,000
`89           11,450        11,450
`90           12,526        12,481
`91           14,531        14,477
`92           15,536        15,549
`93           17,059        17,057
`94           16,632        16,562
`95           19,682        19,626
`96           20,515        20,339
`97           22,470        22,301
`98           24,389        24,236

                           AVERAGE ANNUAL TOTAL RETURN
                     FOR THE PERIODS ENDED DECEMBER 31, 1998

                      ONE      FIVE       TEN
                     YEAR      YEAR      YEAR
--------------------------------------------------------------------------------
S&S Long Term        8.49%      7.40%    9.33%


LB Aggregate         8.67%      7.27%    9.26%


--------------------------------------------------------------------------------
                               INVESTMENT PROFILE

  A Fund designed for investors who seek a high interest rate of return over a long-term period consistent with prudent management and preservation of capital.
 The Fund invests principally in obligations of the U.S. Government, corporate bonds, notes and other types of fixed income investments.
--------------------------------------------------------------------------------

                         *LIPPER PERFORMANCE COMPARISON

                      BASED ON AVERAGE ANNUAL TOTAL RETURNS
                         FOR THE PERIODS ENDED 12/31/98
                    INTERMEDIATE U.S. TAXABLE BOND PEER GROUP

                                            ONE    FIVE     TEN
                                           YEAR    YEAR    YEAR

   Fund's rank in peer group: ............   38       3       1

   Number of Funds in peer group: ........  136      78      26

   Peer group average total return: ......  7.81%   5.94%   7.87%

   Lipper categories in peer group: ......   INTERMEDIATE U.S. GOVERNMENT,
                                             INTERMEDIATE U.S. TREASURY

   *SEE NOTES TO PERFORMANCE FOR EXPLANATION OF PEER CATEGORIES.

                     QUALITY RATINGS AS OF DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                   PERCENT OF
MOODY'S RATINGS +                  NET ASSETS
--------------------------------------------------------------------------------
Aaa                                      78.7%
--------------------------------------------------------------------------------
Aa                                        2.7%
--------------------------------------------------------------------------------
A                                         5.9%
--------------------------------------------------------------------------------
Baa                                       8.7%
--------------------------------------------------------------------------------
Ba                                        2.5%
--------------------------------------------------------------------------------
B                                         0.2%
--------------------------------------------------------------------------------
Other                                     1.3%
--------------------------------------------------------------------------------

+MOODY'S INVESTORS SERVICE, INC. IS A NATIONALLY RECOGNIZED
 STATISTICAL RATING ORGANIZATION.



SEE NOTES TO PERFORMANCE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

         S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                           S&S LONG TERM INTEREST FUND

                               [PIE CHART OMITTED]
                              MORTGAGE BACKED 46.3%
                              U.S. TREASURIES 20.1%
                             FEDERAL AGENCIES 12.4%
                              CORPORATE NOTES 20.4%
                                CASH & OTHER 0.8%

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 104.9%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 20.1%
U.S. Treasury Bonds
10.625%    08/15/15 ............. $16,800  $    26,680(j)
 8.125%    08/15/19 .............  87,161      116,401(j)
 8.125%    05/15/21 .............  43,312       58,431(j)
 5.50%     08/15/28 .............   1,135        1,188(i)
 5.25%     11/15/28 .............  84,355       86,358(i)
                                               289,058
U.S. Treasury Notes
 5.38%     06/30/00 ............. 107,685      108,795(j)
 5.25%     08/31/00 .............  26,161       26,361(i,j)
 4.50%     09/30/00 .............  11,394       11,369(i)
 4.625%    11/30/00 .............   5,280        5,283(j)
 6.50%     08/31/01 .............  29,345       30,689(j)
 5.375%    06/30/03 .............   2,680        2,758(j)
 5.25%     08/15/03 .............  26,978       27,665(i)
 4.25%     11/15/03 .............   4,370        4,314(i)
 4.75%     11/15/08 .............  28,930       29,156(i,j)
                                               246,390
U.S. Treasury STRIPS
 5.31%     08/15/11 .............  74,307       38,388(d,j)
 5.35%     02/15/12 .............  46,285       23,175(d,j)
                                                61,563

TOTAL U.S. TREASURIES
   (COST $583,752) ..............              597,011

FEDERAL AGENCIES -- 12.4%
Federal Agricultural Mortgage Corp.
 6.44%     01/04/99 .............  22,475       22,466(d)



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Federal Farm Credit Bank
5.32%      02/10/99 ............. $31,375  $    31,199(d)
Federal Home Loan Bank
5.62%      08/10/00 .............  23,550       23,774
5.625%     03/19/01 .............   5,565        5,639
                                                29,413
Federal Home Loan Mortgage Corp.
6.22%      03/18/08 .............   9,855       10,084
5.75%      04/15/08 .............  26,555       27,456
5.125%     10/15/08 .............  13,820       13,688(j)
                                                51,228
Federal National Mortgage Assoc.
5.60%      03/27/00 .............  23,135       23,301
5.67%      05/26/00 .............  39,795       40,162
5.56%      07/24/00 .............  13,970       14,090
5.10%      09/25/00 .............  13,954       13,980
5.38%      01/16/01 .............  11,680       11,769
6.41%      07/08/02 .............  12,595       13,095(g)
5.75%      04/15/03 .............   8,452        8,677
6.99%      07/09/07 .............  14,870       15,607
6.00%      05/15/08 .............  32,570       34,382(i)
6.221%     05/25/14 .............   4,245        4,301
6.42%      05/25/18 .............   5,790        5,911
6.16%      08/07/28 .............  21,670       22,672
                                               207,947
Small Business Administration
6.55%      10/01/17 - 12/01/17 ..   8,366        8,639
6.125%     01/01/18 .............  15,228       15,418
                                                24,057

TOTAL FEDERAL AGENCIES
   (COST $360,653) ..............              366,310

AGENCY MORTGAGE BACKED -- 36.2%
Federal Home Loan Mortgage Corp.
7.50%      06/01/10 .............  22,064       22,717
7.50%      09/01/12 .............  11,265       11,582
9.00%      05/01/16 - 11/01/16 ..   4,298        4,568
7.50%      04/01/28 .............  41,899       43,032
6.50%      02/01/28 - 12/01/28 .. 171,475      172,707
                                               254,606
Federal National Mortgage Assoc.
6.43%      01/04/99 .............  93,730       93,690(d)
6.50%      01/01/04 .............   1,298        1,307
7.623%     12/17/04 .............   6,944        7,309(d)
5.64%      12/10/08 .............  10,180       10,225
9.00%      02/01/09 .............     100          105
7.50%      12/01/09 .............  15,022       15,454
9.00%      05/01/10 .............      31           33

----------
See Notes to Schedules of Investments and Financial Statements.

         S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
6.50%      01/01/13 - 11/01/13 .. $39,338  $    39,893
9.00%      09/01/13 .............     663          699
9.00%      01/01/14 - 08/01/14 ..   4,471        4,755
6.50%      09/01/14 .............   9,845       10,030
9.00%      05/01/15 - 12/01/15 ..     206          215
9.00%      07/01/16 - 10/01/16 ..     140          148
8.50%      09/01/16 - 12/01/16 ..     143          150
9.00%      01/01/17 - 08/01/17 ..     422          448
9.00%      03/01/18 - 05/01/18 ..     279          298
9.00%      02/01/19 - 09/01/19 ..   3,139        3,345
7.00%      06/18/20 .............   8,194        8,194(b)
6.247%     03/25/21 .............   7,315        7,386
9.00%      04/01/21 - 06/01/21 ..     216          229
9.50%      09/01/21 .............      39           42
8.50%      10/01/21 - 11/01/21 ..     502          528
9.00%      03/01/22 - 04/01/22 ..     954        1,016(g)
9.50%      05/01/22 - 06/01/22 ..      19           20
8.50%      07/25/22 - 12/01/22 ..     393          413
8.50%      01/01/23 - 02/01/23 ..   1,381        1,451
6.424%     12/25/23 .............  12,155       12,375
8.00%      08/01/24 .............       1            1
9.00%      11/01/25 .............  27,752       29,373
8.50%      12/01/25 .............  35,613       37,304
8.50%      12/01/26 .............  12,560       13,153
7.00%      08/01/27 - 12/01/27 ..  76,707       78,415
8.50%      02/01/28 .............  28,654       30,006
7.00%      01/01/28 - 07/01/28 ..  13,366       13,654
6.00%      TBA .................. 150,160      149,993(c)
7.50%      TBA ..................  20,940       21,506(c)
                                               593,163
Government National Mortgage Assoc.
7.00%      03/15/12 .............  29,160       29,889
8.50%      10/15/17 .............  12,529       13,394
9.00%      04/15/18 - 11/15/18 ..   1,915        2,059
9.00%      07/15/19 - 12/15/19 ..   4,426        4,760
7.375%     05/20/21 .............      14           14(e)
7.00%      11/20/21 .............      16           17(e)
7.50%      02/15/22 - 11/15/22 ..  10,128       10,450
7.00%      08/20/23 - 09/20/23 ..     309          313(e)
7.50%      11/15/23 .............   1,119        1,155
6.875%     01/20/24 - 04/20/24 ..     298          301(e)
6.50%      01/15/24 - 12/15/24 ..  21,813       22,044
7.00%      09/20/24 - 11/20/24 ..     441          445(e)
7.00%      10/20/25 .............     272          275(e)
7.00%      03/15/26 - 05/15/26 ..   2,251        2,303
6.50%      08/15/27 - 11/15/27 ..     151          153
7.00%      01/15/27 - 12/15/27 ..   8,555        8,754
7.50%      12/15/27 .............   1,096        1,130
7.00%      01/15/28 - 09/15/28 ..  15,032       15,375
6.50%      03/15/28 - 04/15/28 ..  29,273       29,566


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
7.50%      01/15/28 .............$    243 $        251(b)
7.50%      05/15/28 - 10/15/28 ..  79,607       82,136
                                               224,784

TOTAL AGENCY MORTGAGE BACKED
   (COST $1,065,794) ............            1,072,553

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.1%
Collateralized Mortgage Obligation Trust
5.20%      09/01/15 .............   2,060        1,924(d,f)
4.88%      11/01/18 .............   4,369        3,598(d,f)
                                                 5,522
Federal Home Loan Mortgage Corp.
8.00%      04/15/20 .............   4,679        4,852

Federal National Mortgage Assoc.
8.50%      03/01/17 - 04/01/17 ..   5,663        1,066(g)
8.50%      01/01/18 .............     703          130(g)
9.00%      02/25/22 .............   4,469          845(g)
8.50%      07/01/22 .............   8,079        1,377(g)
8.50%      01/01/23 .............  31,598        6,043
                                                 9,461
Federal National Mortgage Assoc. REMIC
10.84%     07/25/20 .............   3,341        3,236(d,f)
8.00%      10/25/20 .............   2,971        3,077
4.58%      12/25/22 .............   4,396        3,740(d,f)
                                                10,053

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $29,894) ...............               29,888

ASSET BACKED -- 4.0%
Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 .............   2,733        2,715
Capital One Master Trust
5.43%      01/15/07 .............  12,764       12,772
Chase Credit Card Master Trust
6.00%      08/15/05 .............   5,650        5,728
Discover Card Master Trust I
5.60%      05/15/06 .............  12,764       12,830
Fleetwood Credit Grantor Trust
6.40%      05/15/13 .............   3,736        3,755
Ford Credit Auto Loan Master Trust
5.656%     07/15/01 .............   5,614        5,621
5.50%      02/15/03 .............   3,076        3,085
Ford Credit Auto Owner Trust
5.90%      06/15/02 .............   5,072        5,136
MBNA Master Credit Card Trust
5.732%     01/15/02 .............   8,797        8,797
6.05%      11/15/02 .............   6,850        6,912

--------
See Notes to Schedules of Investments and Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
MBNA Master Credit Card Trust II
5.705%     03/15/03 ............. $29,000  $    28,991
5.795%     10/15/03 .............   4,750        4,747
5.812%     03/15/04 .............   5,280        5,285
Signet Master Trust
5.735%     09/16/02 .............  11,791       11,791

TOTAL ASSET BACKED
   (COST $118,206) ..............              118,165

CORPORATE NOTES -- 20.4%

Abbey National PLC
6.70%      06/29/49 .............   8,360        8,188
7.35%      10/29/49 .............   3,088        3,122
Associates Corp. North America
6.375%     10/15/02 .............   6,700        6,894
5.75%      11/01/03 .............   5,095        5,141
Bank Austria AG
7.25%      02/15/17 .............   7,000        7,271
Bank of Scotland
7.00%      11/29/49 .............   4,500        4,473(b)
Beckman Instruments Inc.
7.10%      03/04/03 .............   4,180        4,204
Bell Telephone Co. - Pennsylvania
8.375%     12/15/30 .............   6,514        8,480
BellSouth Telecomm Inc.
6.375%     06/01/28 .............   5,075        5,275
Black & Decker Holdings Inc.
7.05%      07/01/28 .............   3,675        3,675(b)
Boston University
7.625%     07/15/2097 ...........   5,755        6,647
Brascan Ltd.
7.375%     10/01/02 .............   3,760        3,905
Carnival Corp.
5.65%      10/15/00 .............   5,000        5,013
Cleveland Electric Co.
7.19%      07/01/00 .............   2,550        2,588
Coca-Cola Enterprises Inc.
7.00%      10/01/26 .............   3,700        4,036
Columbia University
   Trustees New York
6.83%      12/15/20 .............   4,000        4,415
Conseco Inc.
6.40%      06/15/01 .............   5,000        4,817
6.80%      06/15/05 .............   2,305        2,154
8.70%      11/15/26 .............   6,729        6,148
Continental Cablevision Inc.
8.50%      09/15/01 .............   5,825        6,179
Corporacion Andina De Fomento
6.75%      03/15/05 .............   4,465        4,295



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Dayton Hudson Corp.
5.895%     06/15/37 ............. $ 4,305    $   4,510
Discover Card Master Trust
5.625%     08/18/03 .............   8,260        8,237
Empresa Nacional De Electricidad
8.125%     02/01/2097 ...........   5,000        3,799
Federal Express Corp.
7.52%      01/15/18 .............   4,422        4,683
Federated Department Stores Inc.
6.125%     09/01/01 .............   3,830        3,873
Felcor Suites Ltd.
7.375%     10/01/04 .............   4,000        3,717
Ford Motor Credit Corp.
7.32%      05/23/02 .............  13,835       13,904
Fujian International Trust &
   Investment Corp.
7.375%     08/25/07 .............   2,490        1,071(b)
GMAC
5.75%      11/10/03 .............   2,690        2,711
Greenpoint Bank Brooklyn
6.70%      07/15/02 .............   4,600        4,566
Gruma S.A. de C.V.
7.625%     10/15/07 .............   1,600        1,404
Guangdong International Trust
   & Investment Corp.
8.75%      10/24/16 .............   2,660        1,490(b,k)
Heritage Media Corp.
8.75%      02/15/06 .............   6,415        6,912
Household Finance Corp.
6.125%     07/15/02 .............   1,915        1,910
Hydro-Quebec
8.05%      07/07/24 .............   5,418        6,502
8.25%      04/15/26 .............   6,180        7,640
International Lease Finance Corp.
5.62%      02/01/00 .............   3,400        3,414
Israel Electric Corp. Ltd.
7.125%     07/15/05 .............   2,295        2,329(b)
8.10%      12/15/2096 ...........   9,085        8,930(b)
J.C. Penney Co. Inc.
7.40%      04/01/37 .............   3,350        3,647
Korea Development Bank
7.125%     09/17/01 .............   1,800        1,706
6.625%     11/21/03 .............   5,045        4,510
Landeskreditbank Baden
7.875%     04/15/04 .............   5,165        5,761
Lasmo USA Inc.
6.75%      12/15/07 .............   4,890        4,922
LCI International Inc.
7.25%      06/15/07 .............   4,060        4,111

---------
See Notes to Schedules of Investments and Financial Statements.

         S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Lehman Brothers Holdings Inc.
6.90%      03/30/01 ............. $ 2,713   $    2,758
8.05%      01/15/19 .............   5,425        5,506
7.50%      08/01/26 .............   5,995        6,240
LG&E Capital Corp.
5.75%      11/01/01 .............   4,790        4,757(b)
Liberty Property Ltd. Partnership
7.50%      01/15/18 .............   3,530        3,265
Loewen Group International Inc.
6.70%      10/01/99 .............   3,532        3,391(b)
7.50%      04/15/01 .............   6,789        5,940
MBNA Corp.
6.306%     04/22/03 .............   3,250        3,202
MCI Communications Corp.
6.125%     04/15/02 .............   5,550        5,635
Meditrust
7.114%     08/15/04 .............   5,070        4,573
Merita Bank Ltd.
7.15%      12/29/49 .............   6,375        6,168(b)
Merrill Lynch & Co. Inc.
5.388%     01/22/99 .............   6,215        6,216
MIC Financing Trust
8.375%     02/01/27 .............   5,120        5,332(b)
Monsanto Co.
5.75%      12/01/05 .............   3,350        3,342
6.60%      12/01/28 .............   3,350        3,344(b)
Morgan Stanley Finance PLC
8.03%      02/28/17 .............   3,860        4,082
National Rural Utilities Cooperative
6.046%     04/15/03 .............   3,000        3,056
National Westminster Bank PLC
7.75%      04/29/49 .............   4,654        4,911
New Jersey Economic
   Development Authority
7.425%     02/15/29 .............   3,755        4,305
News America Holdings Inc.
8.15%      10/17/36 .............   8,733        9,818
Niagara Mohawk Power Corp.
9.50%      06/01/00 .............   3,000        3,147
Norfolk Southern Corp.
7.05%      05/01/37 .............   2,615        2,829
7.90%      05/15/2097 ...........   7,274        8,515
Noram Energy Corp.
6.375%     11/01/03 .............   3,370        3,403
North Atlantic Energy Corp.
9.05%      06/01/02 .............   6,466        6,718
Northrop Grumman Corp.
8.625%     10/15/04 .............   4,245        4,750
NRG Energy Inc.
7.50%      06/15/07 .............   3,880        4,087



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Occidental Petroleum Corp.
7.375%     11/15/08 .............$  1,150   $    1,173
Paramount Communications Inc.
5.875%     07/15/00 .............   3,200        3,204
Philip Morris Cos. Inc.
7.25%      09/15/01 .............   3,260        3,403
7.20%      02/1/07 ..............   3,770        4,095
Reliance Industries Ltd.
10.50%     08/06/46 .............   3,545        2,739(b)
Republic of Columbia
7.25%      02/15/03 .............   4,000        3,520
Republic of Panama
7.875%     02/13/02 .............   4,000        3,860(b)
Riggs Capital Trust
8.625%     12/31/26 .............   3,860        3,923(b)
RJR Nabisco Inc.
7.625%     09/15/03 .............   5,400        5,262
6.125%     02/01/33 .............   4,510        4,398
Safeway Inc.
5.75%      11/15/00 .............   3,140        3,146
Sprint Capital Corp.
5.70%      11/15/03 .............   2,925        2,936
6.125%     11/15/08 .............   2,810        2,871
6.875%     11/15/28 .............   3,760        3,908
St. George Funding Co.
8.485%     12/31/49 .............   9,085        8,087(b)
Stop & Shop Cos. Inc.
9.75%      02/01/02 .............   2,525        2,792
Sun Life Canada Capital Trust
8.526%     05/29/49 .............   7,390        8,020(b)
Sunamerica Inc.
5.60%      07/31/2097 ...........   8,380        7,121
Suntrust Banks Inc.
6.00%      01/15/28 .............   3,760        3,865
TCI Communications Inc.
8.65%      09/15/04 .............   4,415        5,060
Tele-Communications Inc.
9.25%      04/15/02 .............   4,200        4,670
9.80%      02/01/12 .............   4,715        6,296
Tenet Healthcare Corp.
7.875%     01/15/03 .............   5,055        5,156
8.00%      01/15/05 .............   1,985        2,015
Texas Utilities Co.
5.943%     10/15/01 .............   6,215        6,251
Time Warner Entertainment Co. L.P.
10.15%     05/01/12 .............   6,438        8,649
Time Warner - Pass - Through Asset Trust
6.10%      12/30/01 .............   7,100        7,214(b)

----------
See Notes to Schedules of Investments and Financial Statements.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Times Mirror Co.
6.61%      09/15/27 ............. $ 4,400   $    4,700
Toledo Edison Co.
7.38%      03/31/00 .............  10,067       10,264
Transamerica Capital
7.625%     11/15/37 .............   6,800        7,052
Turner Broadcasting Systems Inc.
8.375%     07/01/13 .............   4,650        5,558
Tyco International Group S.A.
6.25%      06/15/03 .............   2,520        2,546
6.125%     11/01/08 .............   3,355        3,365(b)
7.00%      06/15/28 .............   3,905        3,984
Union Pacific Corp.
6.79%      11/09/07 .............   5,605        5,754
United Illuminating Co.
6.25%      12/15/02 .............   1,300        1,314
United Parcel Service Inc.
8.375%     04/01/30 .............   5,800        7,262
US West Capital Funding Inc.
6.125%     07/15/02 .............   1,595        1,628
6.875%     07/15/28 .............   2,450        2,617
USA Waste Services Inc.
6.125%     07/15/01 .............   2,000        2,013
USX Marathon Group
9.80%      07/01/01 .............   3,790        4,095
8.125%     07/15/23 .............   3,760        3,991
Viacom Inc.
7.75%      06/01/05 .............   9,650       10,469
Washington Mutual Capital
8.375%     06/01/27 .............   3,400        3,729
Waterford Funding Corp.
8.09%      01/02/17 .............   1,160        1,258
Westdeutsche Landesbank
6.75%      06/15/05 .............   5,045        5,183
Westinghouse Electric Corp.
8.875%     06/01/01 .............   2,000        2,130
Williams Cos. Inc.
6.125%     02/15/02 .............   7,265        7,254
WMX Technologies Inc.
6.65%      05/15/05 .............   4,140        4,275
Worldcom Inc.
6.125%     08/15/01 .............   2,715        2,758
6.40%      08/15/05 .............   4,300        4,469
8.875%     01/15/06 .............   4,600        5,028
Yale University Notes
7.375%     04/15/2096 ...........  10,799       12,263
Zurich Capital Trust
8.376%     06/01/37 .............   2,525        2,822(b)

TOTAL CORPORATE NOTES
   (COST $596,181) ..............              603,884



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
NON-AGENCY MORTGAGE BACKED SECURITIES -- 10.2%
American Housing Trust
6.09%      01/25/21 ............. $     3  $       942(d)
Amresco Commercial Mortgage
   Funding Corp.
6.73%      06/17/29 .............   4,733        4,831
Asset Securitization Corp.
6.50%      02/14/41 .............   3,238        3,285
BCF
7.22%      11/25/28 .............  16,978       16,999
7.25%      11/25/28 .............  10,131        9,315
6.315%     11/25/37 .............   6,213        6,187
BHN Mortgage Trust
7.916%     07/25/09 .............   2,666        1,973(b)
7.54%      04/31/17 .............   4,003        2,883(b)
Chase Commercial Mortgage
   Securities Corp.
6.39%      11/18/08 .............   8,979        9,263
Commercial Mortgage
   Acceptance Corp.
6.49%      05/15/08 .............   5,568        5,772
Credit Suisse First Boston
   Mortgage Securities Corp.
6.30%      11/11/30 .............  10,365       10,535
DDR Pass-Through Asset Trust
7.125%     03/15/02 .............   8,170        8,140(b)
DLJ Commercial Mortgage Corp.
6.24%      11/12/31 .............  11,250       11,457(d)
DLJ Mortgage Acceptance Corp.
6.65%      12/17/27 .............   3,670        3,726(b)
GMAC Commercial Mortgage
   Security Inc.
6.42%      08/15/08 .............   8,736        9,020
GS Mortgage Securities Corp.
7.75%      05/19/27 .............   2,824        2,931
6.86%      07/13/30 .............   8,178        8,518(d)
Lehman Large Loan
6.79%      6/12/04 ..............   4,910        5,082
Merrill Lynch Mortgage
   Investors Inc.
6.39%      02/15/30 .............   5,488        5,650
Mid State Trust
7.54%      07/01/35 .............   2,468        2,535(d)
Morgan Stanley Capital Inc.
6.92%      05/15/06 .............   8,017        8,276(b)
6.52%      01/15/08 .............  21,811       22,636
6.59%      10/03/30 .............   2,130        2,192(b)
6.01%      11/15/30 .............   6,644        6,713
6.48%      11/15/30 .............  10,007       10,388

--------
See Notes to Schedules of Investments and Financial Statements.

         S&S LONG TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Nationslink Funding Corp.
6.001%     11/20/07 ............$   3,766 $      3,790
6.476%     07/20/08 ............    8,896        9,190
Residential Assets
   Securitization Trust
7.75%      03/01/27 - 07/25/27 .   28,014       28,774
Sawgrass Finance REMIC Trust
6.45%      01/20/06 ............   10,944       11,064
Structured Asset Securities Corp.
5.642%     08/25/00 - 06/15/15 .   33,947       33,756(b)
8.414%     04/25/27 - 10/15/34 .   13,508       13,964
0.44%      02/25/28 - 04/01/21 .   64,985        3,533(d)
Vornado Finance Corp.
6.36%      12/01/00 ............   20,964       21,193(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $302,822) .............               304,513

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
Salomon Brothers Mortgage
   Securities Inc.
7.00%      07/25/24 ............   14,469       14,147
8.125%     11/01/12 ............    2,724        2,743

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $17,128) ..............                16,890

TOTAL BONDS AND NOTES
   (COST $3,074,430) ...........             3,109,214


                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.4%
--------------------------------------------------------------------------------
CORPORATE PREFERRED
Banesto Holdings Ltd., 10.50% ..   12,750          367(b)
Centaur Funding, 9.08% .........    5,135        5,327(b)
Citigroup Inc., 6.23% ..........  107,900        5,742
Entertainment Property
   Inc., 14.25% ................    6,000        5,302(b)
Home Ownership, 13.33% .........    9,170        8,662(b)
New Plan Realty Trust, 7.80% ...   39,103        1,826
News Corp. Ltd., 5.00% .........   46,040        2,831(b)
Pinto Totta International
   Finance Ltd., 7.77% .........    6,691        6,122(b)
Spaulding Properties Inc., 7.89%   49,890        2,270



                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
TCI Communications Inc.,
   10.00% ......................  148,000   $    3,996

TOTAL PREFERRED STOCK
   (COST $43,281) ..............                42,445

TOTAL INVESTMENTS IN SECURITIES
   (COST $3,117,711) ...........             3,151,659

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.5%
--------------------------------------------------------------------------------
Cariplo Finance Inc. ...........   16,500       16,490
GEI Short Term Investment Fund .  104,105      104,105
Generale Bank Inc. .............   16,500       16,489
Westdeutcshe Landesbank Giroz ..   26,130       26,118

TOTAL SHORT-TERM INVESTMENTS
   (COST $163,202) .............               163,202

                                     NUMBER
                      EXPIRATION       OF
                         DATE/      CONTRACTS
                     STRIKE PRICE (IN THOUSANDS)   VALUE
--------------------------------------------------------------------------------
CALL OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes Jan 99/107.06  (20,910)        (11)
U.S. Treasury Notes Jan 99/104.42  (21,895)       (135)

(WRITTEN OPTION PREMIUM $(168)) ..........        (146)


--------------------------------------------------------------------------------
PUT OPTIONS -- 0.0%
--------------------------------------------------------------------------------
U.S. Treasury Notes Jan 99/101.06  (20,910)       (116)
U.S. Treasury Notes Jan 99/ 98.42  (21,895)        (55)

(WRITTEN OPTION PREMIUM $(187)) ..........        (171)


OTHER ASSETS AND LIABILITIES,
   NET (11.8)% ...........................    (350,413)
                                            ----------

NET ASSETS-- 100% ........................  $2,964,131
                                            ==========


-------
See Notes to Schedules of Investments and Financial Statements.

                                                NOTES TO PERFORMANCE (UNAUDITED)
--------------------------------------------------------------------------------

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains, if any. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

The Standard & Poor's ("S&P") Composite Index of 500 stocks (S&P 500 Index) and the Lehman Brothers Aggregate Bond Index (LB Aggregate) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held stocks recognized by investors to be representative of the stock market in general. LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The majority of the broad market returns is not available from the Funds' commencement of investment operations through December 31, 1998. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and are unaudited.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal. The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or number of shareholder publication thresholds. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the GE S&S Program Disclosure Statement for complete descriptions of investment objectives, policies, risks and permissible investments.

   NOTES TO SCHEDULES OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to $204,185 or 6.9% of net assets for the S&S Long Term Interest Fund. These securities have been determined to be liquid using guidelines established by the Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Rate represents effective yield.

(e) Floating rate coupon. The stated rate represents the rate at December 31, 1998.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) State Street Corp. is the parent company of State Street Bank & Trust Co., the fund's custodian.

(i)  All or a portion of security out on loan.

(j) At December 31, 1998 all or a portion of this security was pledged to cover collateral requirements for futures, options or TBA's.

(k)  Security in default.

ABBREVIATIONS:
ADR       --  American Depositary Receipt
Regd      --  Registered
REMIC     --  Real Estate Mortgage
             Investment Conduit
STRIPS    --  Separate Trading of Registered
              Interest and Principal of Securities

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

S&S PROGRAM MUTUAL FUND                            1998           1997          1996           1995          1994
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............  $53.06         $45.54        $41.19         $33.59        $37.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ........................    0.87           0.87          0.97           1.00          1.00
   Net realized and unrealized
      gains (losses) on investments .............   11.77          14.04          8.63          11.33         (1.65)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS ........................   12.64          14.91          9.60          12.33         (0.65)
----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ........................    0.87           0.87          0.96           1.00          1.00
   Net realized gains ...........................    7.40           6.52          4.29           3.73          1.71
   Tax return of capital ........................    0.00           0.00          0.00           0.00          0.06
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .............................    8.27           7.39          5.25           4.73          2.77
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ..................  $57.43         $53.06        $45.54         $41.19        $33.59
======================================================================================================================

TOTAL RETURN(a) .................................   23.78%         33.07%        23.05%         36.77%        (1.76%)


RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands) ...........................$4,353,884     $3,658,804    $2,790,830     $2,314,537    $1,717,813
   Ratios to average net assets:
      Net investment income .....................    1.46%          1.60%         2.10%          2.48%         2.70%
      Expenses ..................................    0.09%          0.08%         0.12%          0.12%         0.13%
   Portfolio turnover rate ......................      32%            31%           36%            47%           33%

-------
See Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED

S&S LONG TERM INTEREST FUND                        1998           1997          1996           1995          1994
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .............   $11.55         $11.28        $11.59         $10.52        $11.64
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .......................     0.74           0.76          0.77           0.80          0.74
   Net realized and unrealized
      gains (losses) on investments ............     0.21           0.27         (0.31)          1.07         (1.03)
----------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   INVESTMENT OPERATIONS .......................     0.95           1.03          0.46           1.87         (0.29)
----------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS FROM:
   Net investment income .......................     0.76           0.76          0.77           0.80          0.74
   Net realized gains ..........................     0.21           0.00          0.00           0.00          0.09
----------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ............................     0.97           0.76          0.77           0.80          0.83
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .................   $11.53         $11.55        $11.28         $11.59        $10.52
======================================================================================================================

TOTAL RETURN(a) ................................     8.49%          9.53%         4.23%         18.34%        (2.50%)

RATIOS / SUPPLEMENTAL DATA:
   Net assets, end of period
   (in thousands) ..............................$2,964,131    $2,818,779     $2,842,343     $3,096,022    $2,806,433
   Ratios to average net assets:
      Net investment income ....................     6.30%          6.70%         6.87%          7.18%         6.66%
      Expenses .................................     0.09%          0.11%         0.13%          0.11%         0.11%
   Portfolio turnover rate .....................      225%           218%          194%           314%          219%

-----------
NOTES TO FINANCIAL HIGHLIGHTS

(a) TOTAL RETURNS ARE HISTORICAL AND ASSUME CHANGES IN SHARE PRICE AND REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND ASSUME NO SALES CHARGE.



------------
See Notes to Financial Statements.

STATEMENTS OF ASSETS
AND LIABILITIES DECEMBER 31, 1998 (AMOUNTS IN THOUSANDS)

                                                                  S&S PROGRAM             S&S LONG TERM
                                                                  MUTUAL FUND             INTEREST FUND
---------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market
      (Cost $2,709,305 and $3,117,711, respectively) ............   $ 4,219,461            $  3,151,659
   Short term investments (at amortized cost) ...................       129,152                 163,202
   Cash .........................................................            --                     214
   Receivable for investments sold ..............................            --                  28,345
   Income receivables ...........................................         3,984                  31,192
   Receivable for fund shares sold ..............................         2,857                     224
---------------------------------------------------------------------------------------------------------
      TOTAL ASSETS ..............................................     4,355,454               3,374,836
---------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at market* ..................................            --                     317
   Distributions payable to shareholders ........................            --                   6,960
   Payable upon return of securities loaned .....................            --                 229,697
   Payable for investments purchased ............................            --                 172,066
   Payable for fund shares redeemed .............................           188                     133
   Payable to GEIC ..............................................         1,382                   1,532
---------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES .........................................         1,570                 410,705
---------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................   $ 4,353,884            $  2,964,131
=========================================================================================================

NET ASSETS CONSIST OF:
   Capital paid in ..............................................   $ 2,845,339            $  2,923,487
   Undistributed net investment income ..........................           588                   1,526
   Accumulated net realized gain (loss) .........................        (2,203)                  5,132
   Net unrealized appreciation on:
      Investments ...............................................     1,510,156                  33,948
      Written options ...........................................            --                      38
      Foreign currency related transactions .....................             4                      --
---------------------------------------------------------------------------------------------------------
NET ASSETS ......................................................   $ 4,353,884            $  2,964,131
=========================================================================================================

Shares outstanding ($25.00 and $10.00 par value, respectively) ..        75,816                 257,169
Net asset value, offering and redemption
   price per share ..............................................   $     57.43            $      11.53


*Premium received for the S&S Long Term was $355.

-----------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998 (AMOUNTS IN THOUSANDS)

                                                                S&S PROGRAM           S&S LONG TERM
                                                                MUTUAL FUND           INTEREST FUND
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   INCOME:
      Dividends .............................................  $    58,441            $       4,364
      Interest ..............................................        3,725                  178,969*
      Less: Foreign taxes withheld ..........................         (413)                      --
------------------------------------------------------------------------------------------------------
   TOTAL INCOME .............................................       61,753                  183,333
------------------------------------------------------------------------------------------------------
   EXPENSES:
      Administration expenses ...............................        2,182                    1,377
      Shareholder servicing agent expenses ..................          127                      123
      Transfer agent fees ...................................          596                      669
      Custody and accounting expenses .......................          393                      254
      Professional fees .....................................          144                      103
      Registration, filing, printing and
         miscellaneous expenses .............................          153                      145
------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES ...........................................        3,595                    2,671
------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME ....................................       58,158                  180,662
======================================================================================================


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   REALIZED GAIN (LOSS) ON:
      Investments ...........................................      494,287                   64,975
      Futures ...............................................           --                       --
      Written options .......................................           --                    2,434
      Foreign currency related transactions .................          (40)                   2,361
   INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
      DEPRECIATION ON:
      Investments ...........................................      297,144                  (18,676)
      Written options .......................................           --                       (2)
      Foreign currency related transactions .................            4                     (990)
------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
      on investments ........................................      791,395                   50,102
------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS RESULTING
      FROM OPERATIONS .......................................  $   849,553            $     230,764
======================================================================================================

* Income attributable to security lending activity, net of rebate expenses, for the S&S Long term Interest Fund was $2,283.

-------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (AMOUNTS IN THOUSANDS)

                                                                         S&S PROGRAM                S&S LONG TERM
                                                                         MUTUAL FUND                INTEREST FUND
------------------------------------------------------------------------------------------------------------------------

                                                                      1998          1997           1998         1997
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
      Net investment income ..................................  $   58,158    $   52,633    $   180,662  $   188,356
      Net realized gain on investments,
         futures, written options and
         foreign currency related transactions ...............     494,247       397,201         69,770       38,717
      Net increase (decrease) in unrealized
         appreciation/depreciation ...........................     297,148       469,337        (19,668)      29,754
------------------------------------------------------------------------------------------------------------------------
      Net increase from operations ...........................     849,553       919,171        230,764      256,827
------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net investment income ..................................     (58,284)      (52,667)      (186,009)    (188,578)
      Net realized gains .....................................    (493,417)     (396,432)       (53,358)          --
------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS .......................................    (551,701)     (449,099)      (239,367)    (188,578)
------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions ...........................     297,852       470,072         (8,603)      68,249
------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
      Proceeds from sale of shares ...........................     310,232       280,080        327,552      298,242
      Value of distributions reinvested ......................     505,407       413,300        224,491      180,252
      Cost of shares redeemed ................................    (418,411)     (295,478)      (398,088)    (570,307)
------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from
      share transactions .....................................     397,228       397,902        153,955      (91,813)
------------------------------------------------------------------------------------------------------------------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS ...................     695,080       867,974        145,352      (23,564)

NET ASSETS
   Beginning of year .........................................   3,658,804     2,790,830      2,818,779    2,842,343
------------------------------------------------------------------------------------------------------------------------
   End of year ...............................................  $4,353,884    $3,658,804    $ 2,964,131  $ 2,818,779
========================================================================================================================
UNDISTRIBUTED NET INVESTMENT
   INCOME, END OF YEAR .......................................  $      588    $      754    $     1,526  $     4,512



CHANGES IN FUND SHARES
------------------------------------------------------------------------------------------------------------------------

Shares sold ..................................................       5,321         5,288         28,060       26,446
Issued for distributions reinvested ..........................       8,776         7,957         19,327       15,927
Shares redeemed ..............................................      (7,234)       (5,569)       (34,188)     (50,494)
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN FUND SHARES .......................       6,863         7,676         13,199       (8,121)
========================================================================================================================

--------
See Notes to Financial Statements.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

1.   ORGANIZATION OF THE FUNDS

The S&S Program Mutual Fund and S&S Long Term Interest Fund (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment companies. The Funds are two of the investment options offered under the GE Savings & Security Program ("Program"). The Program, through a trust, owns 57% of the S&S Program Mutual Fund and 72% of the S&S Long Term Interest Fund. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates, but are expected to be immaterial.

The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION AND TRANSACTIONS

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. Short-term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Board of Trustees of the Funds.

Transactions are accounted for as of the trade date. Realized gains or losses on investments sold are recorded on the basis of specific identified cost for both financial statement and federal tax purposes.

FOREIGN CURRENCY

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized or unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent gains or losses on sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, net realized gains and losses on sales and maturities of forward foreign currency contracts, and the difference between the amounts of foreign investment income and withholding taxes accrued on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arising from changes in the value of assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

INCOME TAXES

The Funds intended to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income, and realized gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. None of the Funds had capital loss carryovers. Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

next tax year if the Fund so elects to defer such losses. The S&S Long Term Interest Fund incurred and elected to defer currency losses of $94,369 at October 31, 1998.

INVESTMENT INCOME

Corporate actions (including cash dividends) are recorded net of non-reclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information become available. Interest income is recorded on the accrual basis. All premiums and discounts on taxable bonds are amortized to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by General Electric Investment Corporation ("GEIC"), the investment adviser to the Funds, and reimbursed by the Funds.

DISTRIBUTIONS TO SHAREHOLDERS

S&S Long Term Interest Fund declares investment income dividends daily and pays them monthly. The S&S Program Mutual Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, losses deferred due to wash sale transactions and deferred organization expenses. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments. During any particular year, net realized gains from investment transactions in excess of any applicable capital loss carryforwards would be taxable to the Funds if not distributed and, therefore, will be declared and paid to their shareholders annually.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Funds may purchase and sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled for a future time. Settlement dates may be a month or more after entering into these transactions, and the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the underlying securities declines prior to the settlement date. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver and causes the Funds to subsequently invest at less advantageous prices and yields. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at current market value of the underlying security. Daily fluctuations in the value of such contracts are recorded as unrealized gains or losses. The Funds will not enter into such agreements for the purpose of investment leverage.

FOREIGN SECURITIES

The Funds may invest in foreign securities, subject to certain limitations. There are certain additional risks involved when investing in foreign securities (including those denominated in foreign currencies) that are not inherent in domestic securities. These risks may involve, foreign currency exchange rate fluctuations; changes in foreign exchange control regulations; application of foreign tax laws; including withholding taxes; lack of uniform accounting, auditing and financial reporting standards; and increased uncertainty about changes in governmental administration or economic or monetary policy (in the United States or abroad). The Funds may be subject to restrictions on the repatriation or foreign currencies and may be limited on the use or removal of its assets.

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward currency contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. A forward foreign currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Contracts to sell are generally used to hedge the Fund's investments against currency fluctuations or to offset a previous contract to buy. Contracts to buy are generally used to hedge exposure to foreign currencies or to offset a previous contract to sell. Currency exposure exists during the period that a foreign denominated investment is held or during a period between the trade date and settlement date of an investment which is purchased or sold. These contracts involve market risk in excess of the unrealized gain or loss reflected in the fund's Statement of Assets and Liabilities. This amount represents the aggregate exposure to each currency the Fund has acquired or hedge through currency contracts at year end. Losses may arise from changes in the value of foreign currency or if the counterparties do not perform under the contracts' terms. An open contract is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Funds may not enter into forward foreign currency transactions for speculative purposes.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. There is the risk that the collateral may be insufficient to meet the obligation in the event of default.

FINANCIAL FUTURES CONTRACTS AND OPTIONS

The Funds may invest in financial futures contracts and purchase and write options, subject to certain limitations. The Funds may invest in futures and options contracts for the following reasons: (1) for the purpose of hedging against the effects of changes in the value of portfolio securities or other investments due to anticipated changes in interest rates, stock market conditions and currency market conditions, (2) to gain stock, bond, or currency market exposure for accumulating and residual cash positions, (3) for duration management (4) when such transactions are an economically appropriate way to reduce risks inherent in the management of a Fund, and (5) for non-hedging purposes such as seeking additional income or otherwise seeking to increase total return. Buying futures, writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument. Selling futures, buying puts and writing calls tend to decrease a Fund's exposure to the underlying instruments or hedge other Fund investments. The Funds will not enter into a transaction involving futures and options on futures for speculative purposes.

These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts, shown in the Schedule of Investments under the captions "Other Information", "Call Options Written" and "Put Options Written" reflect the extent of the involvement the Funds have in the particular classes of these instruments. Losses may be caused by an imperfect correlation between movements in the price of the underlying securities and interest rates and currency. Losses also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform.

Upon entering into a financial futures contract, the Funds are required to deposit with the Funds' custodian in a segregated account, either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the futures contract is closed. The Funds will realize a gain or loss upon the expiration or closing of an option transaction. When an option is exercised, the proceeds on the sales of a security as a result of exercising a written call option, the purchase cost of a security acquired from exercising a written put option, or the proceeds on

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

the sale of the security from exercising a purchased put option or cost of the security acquired from exercising a purchased call option is adjusted by the amount of original premium received or paid.

SECURITY LENDING

The Funds may loan securities to brokers, dealers, and financial institutions determined by GEIC to be creditworthy, up to a maximum of 20% of the total value of the Fund's assets. The loans of securities will be secured by collateral in the form of cash or other liquid assets, which will be segregated and maintained with the custodian in an amount at least equal to the current market value of the loaned securities. The Funds receive a lender fee in addition to the interest and dividends on the loaned securities during the term of the loan. A Fund will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate during the term of the loan. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using proceeds from the sale of collateral.


3.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES

During 1998, the Funds incurred expenses for the cost of services rendered by General Electric Company's wholly-owned subsidiary, GEIC, as investment adviser and for services GEIC rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.


4.   AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION
     (DOLLARS IN THOUSANDS)

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at December 31, 1998, were as follows:


                        GROSS          GROSS          NET
                     UNREALIZED     UNREALIZED     UNREALIZED
                    APPRECIATION   DEPRECIATION   APPRECIATION
---------------------------------------------------------------
S&S Program
   Mutual Fund       $1,564,639      $54,483      $1,510,156
S&S Long Term
   Interest Fund         55,347       21,399          33,948

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1998.


5.   OPTIONS
     (CONTRACTS AND DOLLARS IN THOUSANDS)

During the period ended December 31, 1998, the following option contracts were written:
                            S&S LONG TERM INTEREST FUND
---------------------------------------------------------
                              NUMBER
                           OF CONTRACTS     PREMIUM
---------------------------------------------------------
Balance as of
   December 31, 1997           90,110       $  315
Written                       849,480        3,382
Closed and Expired           (724,820)      (2,770)
Exercised                    (129,160)        (572)
---------------------------------------------------------
Balance as of
   December 31, 1998           85,610       $  355
---------------------------------------------------------

                              NOTES TO FINANCIAL STATEMENTS -- DECEMBER 31, 1998
--------------------------------------------------------------------------------

6.   INVESTMENT TRANSACTIONS
     (DOLLARS IN THOUSANDS)

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short-term securities and options, for the year ended December 31, 1998, were as follows:

                             PURCHASES       SALES
---------------------------------------------------------
S&S Program
   Mutual Fund            $ 1,229,144        $ 1,386,489
S&S Long Term
   Interest Fund          740,534,697        766,201,952

The cost of purchases and the proceeds from sales of long-term U.S. Government securities for the year ended December 31, 1998, were as follows:

                             PURCHASES       SALES
---------------------------------------------------------
S&S Program
   Mutual Fund             $    5,659         $    6,634
S&S Long Term
   Interest Fund            5,922,523          5,685,047


7.   SECURITY LENDING

At December 31, 1998, the S&S Long Term Interest Fund, which is the only fund that participated in securities lending, loaned securities having a value, including accrued interest, of approximately $227,100,220 and received $232,804,828 in cash and letters of credit as collateral for the loans.

                                                    INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

KPMG LLP

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF THE GE S&S MUTUAL FUNDS:

We have audited the accompanying statements of assets and liabilities of the GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund (the "Funds"), including the schedules of investments, as of December 31, 1998, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GE S&S Program Mutual Fund and GE S&S Long Term Interest Fund as of December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.



/S/ KPMG LLP

New York, New York
February 4, 1999

                        GE S&S PROGRAM SUPPLEMENTARY INFORMATION -- INTRODUCTION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

The following information is provided for participants in the GE Savings & Security Program and supplements the description of the Program as it appears in the GE Employee Benefits Summary Plan Description booklet, as amended (GE Benefits Handbook).

The Schedules of Investments for the S&S Short Term Interest Fund and S&SMoney Market Fund have been included as an additional feature.

Following the Schedules of Investments are two tables designed to illustrate the relative market value of investments offered under the Program. Performance data information is based upon historical earnings and is not intended to indicate future performance. The notes are an integral part of these tables.

The Supplemental Information and Schedules of Investments have not been audited.

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)
                          S&S SHORT TERM INTEREST FUND
--------------------------------------------------------------------------------
                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 93.4%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 27.7%

U.S. Treasury Notes
5.75%      11/15/00 ............. $42,388    $  43,209
5.375%     02/15/01 .............   7,050        7,158
6.625%     07/31/01 .............  52,345       54,848
6.625%     03/31/02 .............  56,780       60,018
6.50%      05/31/02 .............  20,000       21,116
5.875%     09/30/02 .............  33,450       34,767
5.75%      11/30/02 .............  27,137       28,133

TOTAL U.S. TREASURIES
   (COST $247,867) ..............              249,249

FEDERAL AGENCIES -- 7.5%

Federal Home Loan Bank
5.625%     03/19/01 .............  15,155       15,356

Federal National Mortgage Assoc.
5.56%      07/24/00 .............  13,890       14,010
5.10%      09/25/00 .............  38,030       38,101
                                                52,111

TOTAL FEDERAL AGENCIES
   (COST $67,750) ...............               67,467

AGENCY MORTGAGE BACKED -- 10.7%

Federal Home Loan Mortgage Corp.
8.00%      08/01/03 .............  12,140       12,407
7.50%      11/01/08 .............   1,576        1,605
6.00%      12/01/08 .............     989          991
                                                15,003
Federal National Mortgage Assoc.
6.00%      05/01/01 .............     320          321
9.00%      08/01/10 .............  15,489       16,313
                                                16,634
Federal National Mortgage
   Assoc. REMIC
6.221%     12/01/2098 ...........  14,174       14,360

Government National
   Mortgage Assoc.
9.00%      08/15/09 .............  20,192       21,164(j)
9.50%      12/15/09 .............  27,464       29,112(j)
                                                50,276

TOTAL AGENCY MORTGAGE BACKED
   (COST $96,979) ...............               96,273


                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 10.7%

Federal Home Loan Mortgage Corp.
 5.929%    01/01/99 ............ $  9,010    $   9,021
13.46%     09/15/05 ............       12          101
16.21%     07/15/06 ............       23          352
                                                 9,474
Federal National Mortgage Assoc.
6.504%     12/01/98 ............    9,771        9,847
5.67%      05/26/00 ............    9,525        9,613
5.38%      01/16/01 ............   24,325       24,511
6.59%      09/01/02 ............   12,908       13,081
6.88%      11/17/06 ............    5,433        5,505
5.47%      11/25/06 ............    1,753        1,703(d)
7.00%      06/18/20 ............    2,502        2,502(b)
                                                66,762
Government National Mortgage Assoc.
9.00%      12/15/09 ............   19,117       20,376(j)

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $96,214) ..............                96,612

ASSET BACKED -- 8.3%

Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25 ............    2,607        2,590
American Express Master Trust
5.375%     07/15/01 ............    4,208        4,209
AT & T Universal Card Master Trust
5.95%      10/17/02 ............   10,740       10,857
Capital Asset Research Funding L.P.
6.40%      03/15/99 ............    2,328        2,338
Citibank Credit Catd Master Trust I
5.85%      04/10/03 ............    4,700        4,746
Fleetwood Credit Grantor Trust
6.40%      05/15/13 ............    6,690        6,723
HFC Home Equity Loan
4.65%      12/20/08 ............      157          156
MBNA Master Credit Card Trust
6.05%      11/15/02 ............    9,700        9,788
Premier Auto Trust
5.77%      01/06/02 ............    9,750        9,796(d)
6.34%      01/06/02 ............    9,967       10,141(d)
5.78%      04/08/03 ............    9,300        9,387
Provident Bank Home Equity
   Loan Trust
7.18%      04/21/13 ............    3,509        3,556

TOTAL ASSET BACKED
   (COST $74,179) ..............                74,287

-------
See Notes to Schedules of Investments (which are unaudited for the purposes of this fund).

        S&S SHORT TERM INTEREST FUND (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
CORPORATE NOTES -- 18.5%

Arkla Inc.
8.875%     07/15/99 ............. $ 4,150      $ 4,218
Carnival Corp.
5.65%      10/15/00 .............   4,000        4,010
Cleveland Electric
   Illuminating Co.
7.19%      07/01/00 .............   5,805        5,891
Conseco Inc.
6.40%      06/15/01 .............   6,480        6,243
Electronic Data Systems Corp.
6.85%      05/15/00 .............   3,000        3,066(b)
Federated Department Stores Inc.
6.125%     09/01/01 .............   4,480        4,531
Fleet Credit Card LLC
6.45%      10/30/00 .............   9,750        9,920
Ford Motor Credit Corp.
5.65%      10/15/01 .............   9,740        9,764(d)
6.50%      02/28/02 .............   6,000        6,183
7.32%      05/23/02 .............   9,850        9,899
Goldman Sachs Group L.P.
6.20%      12/15/00 .............   1,930        1,955(b)
Korea Development Bank
9.60%      12/01/00 .............   3,000        3,013
LG&E Capital Corp.
5.75%      11/01/01 .............   1,525        1,515(b)
Loewen Group International Inc.
6.70%      10/01/99 .............   1,725        1,656(b)
Long Island Lighting
7.30%      07/15/99 .............   9,000        9,102
MCI WorldCom Inc.
6.125%     04/15/02 .............     950          965
Monsanto Co.
5.375%     12/01/01 .............   9,175        9,139(b)
National City Capital Trust
6.75%      06/01/99 .............   9,850        9,886
Niagara Mohawk Power Corp.
9.50%      06/01/00 .............   2,000        2,098
Oryx Energy Co.
9.50%      11/01/99 .............   4,000        4,106
Pennzoil Co.
10.625%    06/01/01 .............   6,700        6,813
Petroleos Mexicanos
7.60%      06/15/00 .............   4,000        3,960(b)
Raytheon Co.
5.95%      03/15/01 .............   6,750        6,809
Republic of Columbia
8.75%      10/06/99 .............   3,950        3,980
RJR Nabisco Inc.
6.30%      08/26/99 .............  10,000        9,994(b)
Time Warner - Pass - Through Asset Trust
6.10%      12/30/01 .............   2,140        2,175(b)
Tyco International Ltd.
6.50%      11/01/01 .............   8,725        8,913
USA Waste Services Inc.
6.125%     07/15/01 .............   4,000        4,026
Vastar Resources Inc.
6.00%      04/20/00 .............   1,200        1,207



                                PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------
Westinghouse Electric Corp.
8.875%     06/01/01 .............$    900  $       959
Woolworth Corp.
7.00%      06/01/00 .............   9,850        9,827

TOTAL CORPORATE NOTES
   (COST $165,619) ..............              165,823

NON-AGENCY MORTGAGE BACKED SECURITIES -- 8.2%

Asset Securitization Corp.
6.50%      02/14/41 .............  12,668       12,850
BCF
7.05%      12/25/08 .............  15,843       15,873
Chemical Master Credit
   Card Trust I
5.55%      09/15/03 .............  12,650       12,689
Discover Card Master Trust I
5.80%      09/16/03 .............   7,000        7,053
DLJ Mortgage Acceptance Corp.
5.908%     01/08/99 .............   7,597        7,569(b)
6.99%      02/15/05 .............   4,128        4,120(b)
GS Mortgage Securities Corp.
6.94%      07/13/30 .............   8,963        9,204
Lehman FHA Title I Loan Trust
7.30%      05/25/17 .............   1,398        1,409
Vornado Finance Corp.
6.36%      12/01/00 .............   2,000        2,022(b)

TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
   (COST $82,411) ...............               72,789

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%

Salomon Brothers Mortgage
   Securities Inc.
8.125%     11/01/12 .............   2,291        2,307
6.469%     01/20/28 .............  14,263       14,265

TOTAL NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $16,608) ...............               16,572

TOTAL INVESTMENTS IN SECURITIES
   (COST $837,627) ..............              839,072

                                   NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.5%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (Cost $ 49,888) ..............  49,888       49,888

OTHER ASSETS AND LIABILITIES,
   NET 1.1% .....................                9,843
                                             ---------

NET ASSETS-- 100% ...............            $ 898,803
                                             =========

---------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this fund).

             SCHEDULE OF INVESTMENTS (DOLLARS IN THOUSANDS) -- DECEMBER 31, 1998
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

                              S&S MONEY MARKET FUND
--------------------------------------------------------------------------------
                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 100.6%
--------------------------------------------------------------------------------

U.S. GOVERNMENT (d) -- 41.2%

Federal Farm Credit Bank
4.80%      01/19/99 - 02/12/99 .. $45,490     $ 45,336

Federal Home Loan Bank
5.21%      01/04/99 .............  48,290       48,270
4.89%      01/13/99 .............  15,900       15,875
5.23%      03/19/99 .............  77,695       76,863
4.91%      03/31/99 .............  41,350       40,854
                                               181,862
Federal Home Loan Mortgage Corp.
4.93%      01/08/99 - 01/14/99 ..  34,728       34,669
5.17%      01/28/99 .............  24,820       24,727
5.13%      02/17/99 - 02/26/99 ..  77,410       76,862
4.94%      03/30/99 .............  22,666       22,396
                                               158,654
Federal National Mortgage Assoc.
5.27%      02/18/99 - 03/19/99 ..  82,210       81,502
5.13%      02/25/99 .............   8,300        8,238
5.01%      04/01/99 .............  56,340       55,660
4.96%      04/08/99 .............   7,000        6,910
4.95%      05/06/99 .............  44,163       43,424
                                               195,734
TOTAL U.S. GOVERNMENT
   (COST $581,586) ..............              581,586

COMMERCIAL PAPER -- 36.9%
Abbey National PLC
5.11%      02/08/99 .............  31,720       31,549(d)
5.179%     02/08/99 .............  26,000       25,858(d)
Associates Corp. of
   North America
5.25%      02/04/99 .............  47,500       47,264
Bank of Nova Scotia
5.08%      02/19/99 .............  58,920       58,513
Deutsche Bank Finance Inc.
5.89%      01/04/99 .............  50,000       49,975
6.00%      01/04/99 .............  12,500       12,494
Dresdner U.S. Finance
5.40%      01/05/99 .............   1,200        1,199
Halifax Building Society
5.06%      01/08/99 .............  39,220       39,181
5.20%      01/08/99 .............   8,000        7,992
5.38%      01/11/99 .............   1,500        1,498
Morgan (J.P.) & Co. Inc.
5.12%      02/16/99 .............  50,000       49,673



                                PRINCIPAL    AMORTIZED
                                   AMOUNT         COST
--------------------------------------------------------------------------------
Morgan Stanley, Dean Witter
5.29%      02/24/99 ............. $47,510   $   47,133
Rabobank Nederland N.V.
5.26%      01/13/99 .............   1,700        1,697
Rabobank USA Financial Corp.
5.24%      01/13/99 .............  47,000       46,918
Republic National Bank of
   New York
5.05%      03/19/99 .............  50,000       50,000
UBS Finance Delaware Inc.
5.21%      01/11/99 .............  46,000       45,933
5.306%     01/11/99 .............   2,690        2,686

TOTAL COMMERCIAL PAPER
   (COST $519,563) ..............              519,563


CERTIFICATES OF DEPOSIT -- 0.3%

ABN Amro
5.15%      03/01/99
   (COST $ 4,000) ...............   4,000        4,000

YANKEE CERTIFICATES OF DEPOSIT -- 20.7%

Algemene Bank Nederland N.V.
5.14%      03/04/99 .............  50,000       50,000
Bank of Montreal (Chicago)
5.30%      01/08/99 .............  46,840       46,840
Bayerische Vereinsbank AG
5.25%      01/25/99 .............  51,320       51,320
Canadian Imperial
5.14%      01/25/99 .............  45,000       45,000
Dresdner Bank AG
5.34%      01/19/99 .............  47,490       47,490
Societe Generale
5.20%      01/25/99 .............  50,560       50,560

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $291,210) ..............              291,210


TIME DEPOSIT -- 1.5%

Bank of America
4.75%      01/04/99
   (COST $ 21,320) ..............  21,320       21,320

TOTAL SHORT-TERM INVESTMENTS
   (COST $1,417,679) ............            1,417,679


OTHER ASSETS AND LIABILITIES,
   NET (0.6)% ...................               (8,010)
                                            ----------

NET ASSETS-- 100% ...............           $1,409,669
                                            ==========

--------------
See Notes to Schedules of Investments (which are unaudited for the purposes of this fund).

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)
INVESTMENT AT $100 PER MONTH

The first table illustrates the cumulative value at each year end of an assumed investment in the amount of $100 per month. The table covers an investment beginning January 1, 1996, in U.S. Savings Bonds ("Bonds"), GE Common Stock ("Stock"), S&S Program Mutual Fund ("Mutual Fund"), S&S Short Term Interest Fund ("ST Fund"), S&S Long Term Interest Fund("LT Fund"), and S&S Money Market Fund ("MM Fund").

                    VALUE OF INVESTMENT OF $100 PER MONTH (a)
                      Investment Beginning January 1, 1996

                                             BONDS                         STOCK                     MUTUAL FUND
                                  -------------------------    -------------------------    --------------------------
                    CUMULATIVE                   REDEMPTION                 MARKET VALUE                         VALUE
                        AMOUNT                        VALUE                    INCLUDING                     INCLUDING
AT YEAR               INVESTED    CUMULATIVE      INCLUDING     CUMULATIVE    REINVESTED     CUMULATIVE     REINVESTED
ENDED                  IN EACH       ACCRUED        ACCRUED     REINVESTED     DIVIDENDS     REINVESTED  DISTRIBUTIONS
DEC. 31                  MEDIA      INTEREST   INTEREST (f)   DIVIDENDS(b)       (c)(d)   DISTRIBUTIONS         (c)(e)
-----------------------------------------------------------------------------------------------------------------------
1996 .................  $1,200        $   29         $1,229         $   17        $1,412         $  128         $1,347
1997 .................   2,400           129          2,529             61         3,586            372          3,142
1998 .................   3,600           292          3,892            112         6,480            647          5,239

                                            ST FUND                       LT FUND                     MM FUND
                                  -------------------------    -------------------------    --------------------------
                    CUMULATIVE                        VALUE                        VALUE
                        AMOUNT                    INCLUDING     CUMULATIVE     INCLUDING                          VALUE
AT YEAR               INVESTED    CUMULATIVE     REINVESTED     REINVESTED    REINVESTED     CUMULATIVE       INCLUDING
ENDED                  IN EACH       ACCRUED       INTEREST  DISTRIBUTIONS DISTRIBUTIONS        ACCRUED      REINVESTED
DEC. 31                  MEDIA      INTEREST        (c)(e)                      (c)(e)         INTEREST   INTEREST(c)(e)
-----------------------------------------------------------------------------------------------------------------------
1996 .................  $1,200        $   42         $1,243         $   46        $1,255        $   36         $1,236
1997 .................   2,400           168          2,574            177         2,642           143          2,543
1998 .................   3,600           370          3,995            474         4,119           321          3,921

NOTES:
(a) The Program provides for Proportionate Company Payments in addition to Employee Contributions. The amounts shown are simply for illustrative purposes and do not reflect any such Proportionate Company Payments. Past performance is no guarantee of future results.
(b) Cumulative reinvested dividends assumes that dividends on GE stock were not paid out to participant under the S&S Dividend Payout Option.
(c) Cumulative values include the year-end market value of Stock and the share price of Mutual Fund, ST Fund, LT Fund and MM Shares purchased through the reinvestment of income and dividends, as the case may be. Capital gains distributions of $4.29, $6.52, and $7.40 per unit were paid on Mutual Fund Shares in 1996, 1997, and 1998, respectively. The LT Fund paid a capital gains distribution of $0.21 in 1998.
(d) The market value of Stock is based on the closing price as of the last business day of the year, as reported by the Consolidated Tape of New York Stock Exchange listed shares.
(e) The value of Mutual Fund, ST Fund, LT Fund and MM Fund Shares is based on the Share Price as of year end. Share Price, which is equal to the net asset value per share, is determined in accordance with Section III of the Rules of the Funds, which is contained in the GE S&S Program Plan Document.
(f) The redemption value assumes the bonds are held longer than five years and does not include the 3-month interest penalty that would be applied if the bonds were redeemed before five years.

                                         GE S&S PROGRAM SUPPLEMENTAL INFORMATION
--------------------------------------------------------------------------------
                                                                     (UNAUDITED)

$1,000 INVESTMENT

This table illustrates the value at year end of an assumed investment of $1,000 made on January 1, 1996 in Bonds, Stock, Mutual Fund, ST Fund, LT Fund, and MM Fund.

                          VALUE OF INVESTMENT OF $1,000
                       Investment Made on January 1, 1996

                                BONDS                       STOCK                     MUTUAL FUND
                     -------------------------    -------------------------    --------------------------
                                    REDEMPTION                                                      VALUE
                                         VALUE                 MARKET VALUE                     INCLUDING
AT YEAR              CUMULATIVE      INCLUDING     CUMULATIVE     INCLUDING     CUMULATIVE     REINVESTED
ENDED                   ACCRUED        ACCRUED     REINVESTED    REINVESTED     REINVESTED  DISTRIBUTIONS
DEC. 31                INTEREST   INTEREST(f)    DIVIDENDS(b)  DIVIDENDS(d)  DISTRIBUTIONS         (c)(e)
----------------------------------------------------------------------------------------------------------
1996 ...............      $  45         $1,045          $  33        $1,411         $  127         $1,231
1997 ...............        101          1,101             64         2,130            327          1,637
1998 ...............        157          1,157             99         3,003            582          2,027
----------------------------------------------------------------------------------------------------------

                               ST FUND                      LT FUND                       MM FUND
                     -------------------------    -------------------------    --------------------------
                                         VALUE                        VALUE                    REDEMPTION
                                     INCLUDING                    INCLUDING                         VALUE
AT YEAR              CUMULATIVE     REINVESTED     CUMULATIVE    REINVESTED     CUMULATIVE      INCLUDING
ENDED                   ACCRUED       INTEREST     REINVESTED DISTRIBUTIONS        ACCRUED     REINVESTED
DEC. 31                INTEREST         (c)(e)  DISTRIBUTIONS        (c)(e)       INTEREST INTEREST(c)(e)
----------------------------------------------------------------------------------------------------------
1996 ...............      $  64         $1,056          $  68        $1,042          $  56         $1,056
1997 ...............        134          1,129            141         1,141            115          1,115
1998 ...............        205          1,207            240         1,238            178          1,178
----------------------------------------------------------------------------------------------------------

                  GE S&S Program Mutual Fund and S&S Long Term
                Interest Fund Operating Expenses (as a percentage
          of average net assets) for the year ended December 31, 1998:

                                                    MUTUAL FUND          LT FUND
--------------------------------------------------------------------------------
    Management Expenses .......................            .05%             .05%
    Other Expenses ............................            .04%             .04%
                                                        -------          -------
    Total Fund Operating Expenses ............             .09%             .09%
                                                        =======          =======

           The following expenses would be paid on a $1,000 investment utilizing the expense ratio's shown above and assuming a 5% annual return:

                                1 YEAR   3 YEARS  5 YEARS   10 YEARS
----------------------------------------------------------------------
Mutual Fund ..................     $ 1       $ 3      $ 5     $ 12
LT Fund ......................       1         3        5       12

The purpose of this table is to assist the investor in understanding the expenses that an investor in the Funds will bear indirectly. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown.

SEE PAGE 34 FOR EXPLANATION OF NOTES (b), (c), (d), (e) AND (f).

                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

                             GE SAVINGS AND SECURITY
                                     PROGRAM

THE GE SAVINGS AND SECURITY PROGRAM (THE "S&SP") IS DESIGNED TO COMPLY WITH
SECTION 404(C) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT, WHICH SETS FORTH CERTAIN RIGHTS AND RESPONSIBILITIES FOR FIDUCIARIES. IN THE S&SP, YOU -- NOT THE COMPANY, THE TRUSTEES OR ANYONE ELSE -- CONTROL YOUR OWN INVESTMENTS. YOU HAVE A DIVERSE CHOICE OF INVESTMENT OPTIONS AND THE ABILITY TO MAKE FREQUENT CHANGES, DEPENDING ON YOUR PERSONAL SAVINGS STRATEGY. AS A RESULT, THE FIDUCIARIES OF THE S&SP WILL NOT BE LIABLE FOR LOSSES OR OTHER INVESTMENT EXPERIENCE OCCURING TO YOUR ACCOUNT BECAUSE OF YOUR INVESTMENT CONTROL.

   THIS DOCUMENT SETS FORTH INFORMATION ABOUT THE INVESTMENT ALTERNATIVES AVAILABLE TO PARTICIPANTS OF THE S&SP AND IS BEING PROVIDED TO ASSIST THEM IN MAKING INFORMED INVESTMENT DECISIONS. THIS DOCUMENT IS INTENDED TO CONSTITUTE PART OF THE INFORMATION REQUIRED TO BE PROVIDED TO PARTICIPANTS BY SECTION 404(C) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT AND TITLE 29 OF THE CODE OF FEDERAL REGULATIONS SECTION 2550.404C-1. FOR A DESCRIPTION OF CERTAIN INFORMATION AVAILABLE TO PARTICIPANTS OF THE S&SP, SEE "ADDITIONAL INFORMATION" BELOW. THE TERM "PARTICIPANTS" WHEN USED HEREIN REFERS TO PARTICIPANTS AND/OR BENEFICIARIES OF THE S&SP, AS THE CASE MAY BE.

   The S&SP provides employees of General Electric Company (the "Company") and its participating affiliates an opportunity for convenient, regular and substantial personal savings. Subject to certain restrictions more fully described in the GE Benefits Handbook, the S&SP enables employees to invest their savings in one or more of the following investment media:

a. Common Stock of the Company ("Stock");

b. GE S&S Program Mutual Fund (the "Mutual Fund");

c. GE S&S Short-Term Interest Fund (the "ST Fund");

d. GE S&S Long-Term Interest Fund (the "LT Fund");

e. GE S&S Money Market Fund (the "MM Fund" and, collectively with the Mutual Fund, the ST Fund, and the LT Fund, the "Funds");

f. United States Savings Bonds ("Bonds"); and


                            DESCRIPTION OF INVESTMENT
                                  ALTERNATIVES
I.  BONDS

   The Bonds in which participants may invest are Series "EE" Savings Bonds issued by the U.S. Treasury. Such purchase may be made only from the participant's after-tax savings. The option to purchase Bonds under the S&SP is subject to numerous restrictions which are more fully described in the GE Benefits Handbook.

II.  STOCK

   The participants may invest in shares of Stock. The Stock held in a participant's account will increase or decrease in value depending on how well the Stock performs in the stock market. Participants should be aware that an investment in stock of any company, including the Stock, may be subject to greater market volatility than investing in a diversified portfolio of securities. There are no restrictions on the exercise of voting, tender or similar rights appurtenant to a participant's investment in Stock. The option to purchase Stock under the S&SP is more fully described in the GE Benefits Handbook.

   It is the policy of the Trustees of the S&SP that information relating to participant transactions and voting with respect to Stock in the S&SP shall be maintained in confidence. While participants may easily access information relating to their own accounts, third party access to participant information is restricted through the use of PIN numbers. In addition, those individuals whose jobs require them to have access to S&SP records are instructed concerning the confidential nature of this information. The Trustees of the S&SP (c/o General Electric Investment Corporation, 3003 Summer Street, Stamford, CT

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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
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06904 (203-326-2300)) are responsible for monitoring compliance with the procedures established to provide for the confidentiality of this information.

   RESALE OF SHARES ACQUIRED PURSUANT TO THE PLAN.

   Officers of the Company may reoffer or resell Stock acquired pursuant to the S&SP only in connection with a separate registration statement which has been declared effective under the Securities Act of 1933, as amended (the "1933 Act"), an amendment to the current Registration Statement on Form S-8 of the S&SP, or pursuant to an available exemption under the 1933 Act, including the exemption provided by Rule 144 or any successor provisions thereunder (hereinafter referred to as "Rule 144"), subject to certain limitations set forth in Rule 144 but without regard to the two-year holding period provided for under Rule 144. Officers of the Company who acquire Stock pursuant to the S&SP should consult with their assigned counsel to ascertain whether or not their position within the Company requires compliance with the resale restrictions described above.

III. INVESTMENTS IN THE FUNDS

A.  INVESTMENT OBJECTIVES AND POLICIES

   1. GE S&S PROGRAM MUTUAL FUND

   The moneys received by the Mutual Fund will be invested principally in common stock and in securities convertible into common stock. Purchases will be made principally on the basis of opportunities for long-term growth of capital and income. The Mutual Fund may keep a portion of its assets in cash or invest the same in short-term obligations, including repurchase agreements. Investments may also be made in preferred stocks and in debt securities when such investments appear consistent with the long-term objectives of the Mutual Fund. Securities may be sold without regard to the length of time they have been held; however, they will not be purchased for trading purposes.

   Although the Mutual Fund is expected to invest primarily in securities issued by U.S. companies, the Mutual Fund may also invest in foreign securities, including securities of foreign issuers in the form of depositary receipts. Additional instruments in which the Mutual Fund may invest include, but are not limited to, securities rated lower than investment grade, non-publicly traded securities, illiquid securities and securities that are not registered under the 1933 Act, but that can be sold to "qualified institutional buyers" in accordance with Rule 144A ("Rule 144A Securities"). In addition, the Mutual Fund may engage in certain investment techniques and strategies, which may include entering into securities transactions on a when-issued or delayed-delivery basis. These instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations."

   2. GE S&S SHORT TERM INTEREST FUND

   The moneys received by the ST Fund will be invested in debt obligations of the U.S. Government and its instrumentalities, banks and corporations, and contracts with insurance companies. Investments will be made principally with the objective of preserving principal and achieving a market-related interest rate of return. Nevertheless, the ST Fund may keep a portion of its assets in cash or invest the same in appropriate short-term obligations or in intermediate-term obligations when such investments appear consistent with the objective of the ST Fund. Securities may be sold without regard to the length of time held; however, they will not be purchased for trading purposes.

   3. GE S&S LONG TERM INTEREST FUND

   The LT Fund portfolio will be invested with the objective of achieving a high interest rate of return over a long-term period consistent with a degree of risk determined by the Trustees of the LT Fund to be acceptable for the LT Fund from time to time in their absolute discretion and consistent with prudent investment management and preservation of capital. The moneys received by the LT Fund will be invested in debt securities consisting of corporate bonds and debentures acquired in the public market or in pri-

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vate transactions, real estate sale-leasebacks and real estate mortgages secured by net credit leases, obligations of the U.S. Government and its instrumentalities, contracts with insurance companies, preferred stock and other types of fixed income investments. In order to meet the requirements of the LT Fund, the LT Fund may keep a portion of its assets in cash or in appropriate short-term or intermediate-term obligations. The LT Fund may participate in any available futures market with respect to the above investments in order to reduce uncertainties associated with interest rate fluctuations to the extent such participation is permitted by law and consistent with the objectives of the LT Fund. The Trustees of the LT Fund shall comply with the limitations on gross income and the requirements with respect to the categories and diversification of LT Fund assets as are applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and shall comply with the requirements applicable to registered investment companies under the Investment Company Act of 1940, as amended (the "1940 Act"), unless expressly excepted therefrom. Any requirements with respect to categories and diversification shall be determined by reference to the market value of the LT Fund at the time of acquisition of the proposed investments. The LT Fund portfolio will be diversified.

   Additional instruments in which the LT Fund may invest include, but are not limited to, obligations issued by foreign companies or foreign governments or their agencies or instrumentalities, securities rated lower than investment grade, non-publicly traded securities, repurchase agreements, illiquid securities, Rule 144A Securities, securities of supranational agencies, zero coupon obligations, floating and variable rate instruments, mortgage related securities, adjustable rate mortgage ARMs, CMOs, government stripped mortgage related securities, asset-backed and receivable-backed securities.

   The LT Fund may also invest in indexed securities, the value of which is linked to currencies, interest rates, commodities, indexes or other financial indicators. In addition, the LT Fund may engage in certain investment techniques and strategies, which may include purchasing and writing put and call options on securities, purchasing put and call options on securities indexes, entering into interest rate, financial and bond index futures contracts or related options that are traded on a U.S. or foreign exchange or board of trade or in the over-the-counter market, engaging in forward currency transactions, purchasing and writing put and call options on foreign currencies, entering into securities transactions on a when-issued or delayed-delivery basis, entering into mortgage dollar rolls and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations."

   4. GE S&S MONEY MARKET FUND

   The investment objective of the MM Fund is to seek as high a level of current income as is consistent with the preservation of capital and liquidity within the standards prescribed by the Trustees of General Electric Savings & Security Trust. The moneys received by the MM Fund will be invested in money market instruments and in other debt securities maturing in one year or less. Such instruments may include debt obligations of the U.S. Government and its instrumentalities, debt obligations of banks, savings and loan associations and corporations, and investments in other money market funds. Such instruments may also include commercial paper and notes, including those with floating or variable rates of interest, debt obligations of foreign branches of foreign banks, debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, debt securities issued by foreign issuers, and repurchase agreements. Nevertheless, the Fund may keep a portion of its assets in cash. The MM Fund may participate in any available futures market with respect to the above investments in order to reduce uncertainties associated with interest rate fluctuations to the extent such participation is permitted by law and consistent with the objectives of the MM Fund.


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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
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   The MM Fund, in addition to investing as described above, may hold Rule 144A
Securities. In addition, the MM Fund may engage in certain investment techniques and strategies, which may include entering into reverse repurchase agreements, entering into securities transactions on a when-issued or delayed-delivery basis and lending portfolio securities. These other instruments, investment techniques and strategies have risks and special considerations associated with them that are described below under "Risk Factors and Special Considerations."

B.  INVESTMENT RESTRICTIONS

   1. THE MUTUAL FUND

   Investments by the Mutual Fund shall be subject to the following restrictions:

   a. Moneys in the Mutual Fund will not be used in the underwriting of securities or for the purchase of real estate, interests in real estate, investment trusts, commodities or commodity contracts, or invested in companies for the purpose of exercising control or management, or invested in securities of registered investment companies.

   b. Moneys in the Mutual Fund will not be lent to others, although they may be applied to the purchase of bonds and debt securities of a type publicly distributed or customarily purchased by institutional investors.

   c. The Mutual Fund will not acquire any securities if immediately after such acquisition and as a result thereof (a) the Mutual Fund would hold more than 10% of the outstanding voting securities of any issuer, (b) more than 5% of the value of the total assets in the Mutual Fund would be represented by the securities of any one issuer (except securities of the U.S. Government and its instrumentalities), (c) more than 25% of the value of the total assets in the Mutual Fund would be invested in any particular industry, or (d) more than 5% of the value of the total assets in the Mutual Fund would be invested in issuers which (including predecessors) have not been in continuous operation for at least three years.

   d. The Mutual Fund will not invest in securities of the Company or its affiliates, or in securities of the investment manager, and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter. For purposes of this restriction, purchases of securities from underwriting syndicates in which PaineWebber Incorporated, an affiliate of the Funds' investment adviser, General Electric Investment Corporation ("GEIC"), is a participant are not prohibited provided such investments are made in accordance with the 1940 Act and the rules thereunder.

   e. The Mutual Fund will not purchase from or sell any of its portfolio securities to the Company or its affiliates or its investment manager or any officer or director of either. This investment restriction is not intended to prohibit the mutual fund from engaging in such transactions with other investment companies or accounts managed by the investment manager or the investment manager's affiliates when the transactions are entered into in accordance with the 1940 Act and the rules thereunder.

   f. The Mutual Fund will not engage in margin transactions or short sales or participate in a joint trading account.

   g.  The Mutual Fund will not invest in puts, calls or similar options.

   h. The Mutual Fund will not mortgage or pledge any of its assets, except the Mutual Fund may borrow money from the GE Savings and Security Trust and secure repayment by pledging assets of the Mutual Fund.


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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
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   2.  THE ST FUND, THE LT FUND AND THE MM FUND

       The ST Fund, the LT Fund and the MM Fund will not:

   a. purchase securities on margin or sell short or participate in a joint trading account;

   b. deal in options to buy or sell securities except to the extent permitted by law;

   c. borrow money or property except as a temporary measure to meet the cash or administrative needs of such Funds. In no event will the amount of such borrowings exceed 10% of such Funds' total assets taken at market value at the time of such borrowing;

   d. make cash loans to others except through the purchase of debt securities in accordance with such Funds' investment objectives;

   e. invest directly in real estate (except as specified in Paragraph A.3. above with respect to investments of the LT Fund) or invest in interests in oil, gas or other mineral lease or production agreements;

   f. act as an underwriter of securities for other issuers except that such Fund may acquire securities under circumstances where if they are later resold it may be deemed to be an underwriter under the 1933 Act;

   g.  purchase securities for the purpose of exercising control or management;

   h. pledge, mortgage or hypothecate any of its assets except, that, to secure borrowings permitted by subparagraph c, it may pledge securities which, together with all such securities previously so pledged, at the time of pledge, do not exceed 10% of such Funds` total assets;

   i. unless otherwise permitted by law, purchase from or sell directly to any of its officers or Trustees or the officers or directors of GEIC, or any other affiliate (as defined in the 1940 Act) of such Fund or any affiliate of such affiliate, portfolio securities or other property of such Fund; or

   j. unless otherwise permitted by law, invest in securities of the Company or its affiliates, or in securities of an investment manager of such Fund and will not during the existence of any underwriting syndicate purchase any securities for which its investment manager is acting as principal underwriter. For purposes of this restriction, purchases of securities from underwriting syndicates in which PaineWebber Incorporated, an affiliate of GEIC, is a participant are not prohibited provided such investments are made in accordance with the 1940 Act and the rules thereunder.

   In addition to the foregoing, the LT Fund will not:

   a. purchase any security if as a result of such purchase more than 25% of its total assets would be invested in a particular industry;

   b. purchase any security if as a result of such purchase more than 25% of its total assets would be subject to legal or contractual restrictions on resale; or

   c.  invest in the securities of registered investment companies.

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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
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C.  RISK FACTORS AND SPECIAL CONSIDERATIONS

   Investing in the Funds involves risk factors and special considerations, such as those described below:

   GENERAL. An investment in any Fund should not be considered to be a complete investment program.

   DEBT INSTRUMENTS. Each of the Funds is authorized to invest in debt instruments. A debt instrument held by a Fund will be affected by general changes in interest rates that will in turn result in increases or decreases in the market value of those obligations. The market value of debt instruments in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite result can be expected to occur.

   CERTAIN INVESTMENT GRADE OBLIGATIONS. The Mutual Fund, the ST Fund and the LT Fund may each invest in obligations rated BBB by S&P or Baa by Moody's. Although obligations rated BBB by S&P or Baa by Moody's are considered investment grade, they may be viewed as being subject to greater risks than other investment grade obligations. Obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest and those rated Baa by Moody's are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well.

   LOW-RATED SECURITIES. The Mutual Fund, the ST Fund and the LT Fund are authorized to invest in securities rated lower than investment grade (sometimes referred to as "junk bonds"). Low-rated and comparable unrated securities (collectively referred to as "low-rated" securities) likely have quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions, and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Securities in the lowest rating categories may be in default or may present substantial risks of default.

   Although the market values of low-rated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, low-rated securities generally present a higher degree of credit risk. Issuers of low-rated securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by these issuers is significantly greater because low-rated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for low-rated securities may diminish a Fund's ability to obtain accurate market quotations for purposes of valuing the securities held by the Fund and calculating the Fund's net asset value.

   NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. The Mutual Fund, the ST Fund and the LT Fund may each invest in non-publicly traded securities and illiquid securities. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition,

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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
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companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that GEIC deems representative of their value, the value of the Fund's net assets could be adversely affected.

   REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. The Mutual Fund, the ST Fund, the LT Fund and the MM Fund may enter into repurchase agreements. A Fund entering into a repurchase agreement will bear a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities. A Fund will be, in particular, subject to the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

   The MM Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the risk that the money market value of the securities retained by the MM Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the MM Fund's use of the proceeds of the agreement may be restricted pending a determination by the party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

   WARRANTS. The Mutual Fund may invest in warrants. Because a warrant, which is a security permitting, but not obligating, its holder to subscribe for another security, does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying security and a warrant ceases to have value if it is not exercised prior to its expiration date. Warrants acquired by the Mutual Fund in units or attached to securities may be deemed to be without value.

   INVESTMENT IN FOREIGN SECURITIES. Each Fund may invest in securities issued by foreign companies and foreign governments or their agencies or instrumentalities. Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and U.S. corporations. Less information may be available about foreign companies than about U.S. companies, and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to U.S. companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than those charged in the United States and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, limitations on the use or removal of funds or other assets (including the withholding of dividends), and potential difficulties in enforcing contractual obligations, and could be subject to extended clearance and settlement periods.

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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
--------------------------------------------------------------------------------

   A Fund's unit value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's portfolio investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

   COVERED OPTION WRITING. The ST Fund and the LT Fund may purchase and write put and call options on securities. Upon the exercise of a put option written by the ST Fund or the LT Fund, the Fund may suffer a loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the ST Fund or the LT Fund, the Fund may suffer a loss equal to the excess of the security's market value at the time of the option's exercise over the Fund's acquisition cost of the security, less the premium received from writing the option. In addition, no assurance can be given that the ST Fund or the LT Fund will be able to effect closing purchase transactions at a desired time. The ability of the ST Fund and the LT Fund to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. Although the ST Fund and the LT Fund will generally purchase or write securities options only if a liquid secondary market appears to exist for the option purchased or sold, no such secondary market may exist or the market may cease to exist.

   The ST Fund and the LT Fund will engage in hedging transactions only when deemed advisable by GEIC. Successful use by the ST Fund and the LT Fund of options will depend on GEIC's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

   SECURITIES INDEX OPTIONS. The ST Fund and the LT Fund may each purchase options on securities indexes. Securities index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded. The ability of the ST Fund and the LT Fund to engage in closing purchase transactions with respect to securities index options depends on the existence of a liquid secondary market. Although the ST Fund and the LT Fund will generally purchase or write securities index options only if a liquid secondary market for the options purchased or sold appears to exist, no such secondary market may exist, or the market may cease to exist at some future date, for some options. No assurance can be given that a closing purchase transaction can be effected when GEIC desires that the ST Fund or the LT Fund engage in such a transaction.

   FUTURES AND OPTIONS ON FUTURES. The ST Fund and the LT Fund may invest in financial and bond index futures or related options. The uses of futures contracts and options on futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the underlying securities or index and price movements in the securities that are the subject of the hedge. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered, and no assurance can be given that an active market will exist for a particular contract or option at any particular time. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance.

   FORWARD CURRENCY TRANSACTIONS. The ST Fund and the LT Fund may engage in forward currency transactions. In entering into forward currency contracts, the ST Fund and the LT Fund will be subject to a number of risks and special considerations. The market for forward currency contracts, for example, may be limited with respect to certain currencies. The existence of a limited market may in turn

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restrict the Fund's ability to hedge against the risk of devaluation of currencies in which the Fund holds a substantial quantity of securities. The successful use of forward currency contracts as a hedging technique draws upon GEIC's special skills and experience with respect to those instruments and will usually depend upon GEIC's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the ST Fund and the LT Fund may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a less advantageous position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so that adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of those contracts and movements in the prices of the currencies hedged or used for cover will not be perfect.

   GEIC's ability to dispose of the ST Fund's or the LT Fund's positions in forward currency contracts depends on the availability of active markets in those instruments, and GEIC cannot now predict the amount of trading interest that may exist in the future in forward currency contracts. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. As a result, no assurance can be given that the ST Fund or the LT Fund will be able to utilize these contracts effectively for the intended purposes.

   OPTIONS ON FOREIGN CURRENCIES. The ST Fund and the LT Fund may purchase and write put and call options on foreign currencies. Like the writing of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received; the ST Fund or the LT Fund could also be required, with respect to any option it has written, to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuation in exchange rates, although in the event of rate movements adverse to the Fund's position, the Fund could forfeit the entire amount of the premium plus related transaction costs.

   CASH MANAGEMENT OF THE ST AND LT FUNDS. The ST Fund and the LT Fund may invest, directly or indirectly through investment in the GEI Short-Term Investment Fund described below, in the following types of money market instruments (i) securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest,
(iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers and (vii) repurchase agreements. The ST Fund and the LT Fund may also invest in the GEI Short-Term Investment Fund (the"Investment Fund"), an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the ST Fund, the LT Fund and other accounts advised by either GEIC or its affiliate, GE Investment Management Incorporated ("GEIM"). By using the Investment Fund, a Fund's cash position is exposed to potentially broader diversification, lower transaction cost and better investment opportunity than would be the case if it were invested separately without the potential benefits of such a large cash pool.

   The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will a Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the Investment Fund.



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                                             GE S&S PROGRAM DISCLOSURE STATEMENT
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   Although, during normal market conditions, the uninvested cash balances of the ST Fund and the LT Fund are generally expected to be relatively small, each such Fund is authorized to invest up to 25% of its assets in the Investment Fund if the size of the cash balance so warrants.

   INSTRUMENTS AND STRATEGIES INVOLVING SPECIAL RISKS. Certain instruments in which the Funds can invest and certain investment strategies that the Funds may employ could expose the Funds to various risks and special considerations. The instruments presenting risks to a Fund that holds the instruments include Rule 144A Securities, depositary receipts, securities of supranational agencies, securities of other investment funds, floating and variable rate instruments, zero coupon obligations, mortgage related securities, ARMs, CMOs, government stripped mortgage related securities and asset-backed and receivable-backed securities. Among the risks that some, but not all, of these instruments involve are lack of liquid secondary markets and the risk of prepayment of principal. The investment strategies involving special risks to some or all of the Funds include engaging in when-issued or delayed-delivery securities transactions, entering into mortgage dollar rolls and lending portfolio securities. Among the risks that some, but not all, of these strategies involve are the increased exposure to fluctuations in market value of the securities and certain credit risks.

D.  INVESTMENT ADVISER

   GEIC, located at 3003 Summer Street, Stamford, Connecticut 06904, serves as the investment adviser of each Fund. GEIC is a wholly owned subsidiary of the Company and is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

                             INVESTMENT INSTRUCTIONS

   Participants in the S&SP elect the investment media in which they wish to invest and may change their investment options or their rate of savings in accordance with the procedures set forth in the GE Benefits Handbook. For more information regarding investment instructions, see the GE Benefits Handbook.

                                FEES AND EXPENSES

   The fees and expenses of each of the investment alternatives are set forth in the Annual Report of the S&SP. There are no transaction fees charged to the Funds or to a participant's account balance in connection with purchases or sales of interests in investment alternatives.

                             ADDITIONAL INFORMATION

   The Trustees of the S&SP are responsible for providing certain additional information to you, either directly or upon your request. The information provided directly to you is contained in the Annual Report of the S&SP and includes (i) a description of the annual operating expenses of each investment alternative with respect to which expenses are incurred and the aggregate amount of such expenses expressed as a percentage of average net assets, (ii) copies of available financial statements relating to the investment alternatives, (iii) a list of the securities comprising the portfolio of each Fund and the value of such securities, and, with respect to each asset which is a fixed rate investment contract issued by a bank, savings and loan association or insurance company, the name of the issuer, the term and the rate of return on the contract, and (iv) the investment performance of each Fund. The information available to you upon your request is information concerning the value of units in each of the Funds or shares of the Company, as well as the value of such units or shares held in a participant's account, which may be obtained at anytime by calling 1-800-432-4313. The address and telephone number of the Trustees of the S&SP are c/o General Electric Investment Corporation, 3003 Summer Street, Stamford, CT 06904 (203-326-2300).

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                                                S&S MUTUAL FUNDS INVESTMENT TEAM
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PORTFOLIO MANAGERS

S&S PROGRAM MUTUAL FUND
Team led by Eugene K. Bolton

S&S LONG TERM INTEREST FUND
Team led by Robert A. MacDougall

OFFICERS OF THE INVESTMENT ADVISER

John H. Myers, TRUSTEE,
PRESIDENT AND CHIEF EXECUTIVE OFFICER, GENERAL ELECTRIC INVESTMENT CORPORATION

Eugene K. Bolton, TRUSTEE, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, TRUSTEE, EVP, MUTUAL FUNDS
Ralph R. Layman, TRUSTEE, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, TRUSTEE, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, TRUSTEE, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, INSTITUTIONAL MARKETING
Thomas J. Szkutak, TRUSTEE, EVP, CHIEF FINANCIAL OFFICER
Donald W. Torey, TRUSTEE, EVP, ALTERNATIVE INVESTMENTS AND REAL ESTATE

INVESTMENT ADVISER
General Electric Investment Corporation

INDEPENDENT AUDITORS
KPMG LLP

CUSTODIAN
State Street Bank & Trust Company

SHAREHOLDER SERVICING AGENT
Address all inquiries OUTSIDE the S&SP to:
   GE Investments
   P.O. Box 419631
   Kansas City, MO 64141-6631

Address all inquiries INSIDE the S&SP to:
   GE S&SP Transaction Processing Center
   P.O. Box 44079
   Jacksonville, FL 32231-4079



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                                                            SHAREHOLDER SERVICES
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                DAILY VALUE, YIELDS/PERFORMANCE: 1-800-843-3359

                  INSIDE THE SAVINGS & SECURITY PROGRAM (S&SP)

Shares held INSIDE the Savings & Security Program (401(k)) have been credited to your account as a result of contributions and investment earnings. If you are a current employee, the annual "Your Personal Share" statement summarizes your account balance in S&SP. Participants may obtain information and process account transactions on their Funds held INSIDE the Program by calling:

             GE S&SP TRANSACTION PROCESSING CENTER: 1-800-432-4313

                     OR VISIT BENEFITS.GE.COM ON THE GENET

                                OUTSIDE THE S&SP

When shares have been distributed to you from the Savings & Security Program, your account balance and tax information are provided by GE Investments. Shareholders of S&S Program Mutual and S&S Long Term Interest Funds OUTSIDE the Program may obtain information on their Funds by calling:

                      SHAREHOLDER SERVICES: 1-800-242-0134

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                                                             ----------------
                                                                BULK RATE
                                                               U.S. POSTAGE
                                                                   PAID
                                                                CANTON, MA
                                                              PERMIT NO. 313
                                                             ----------------

GE S&S FUNDS
3003 SUMMER STREET
STAMFORD, CT 06904-7900

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD, BUILDING B
STAMFORD, CT 06927



[GE LOGO OMITTED]

                                                                   SS-2 (2/99)
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